Exhibit 10.1




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                                   PSC INC.


                               SPECTRASCAN, INC.



       $30,000,000 11.25% Senior Subordinated Notes of SpectraScan, Inc.
                               due June 30, 2006

         Warrants for 975,000 Shares of Common Stock, $0.01 par value, of PSC Inc. (subject to adjustment)






                                ______________

                         SECURITIES PURCHASE AGREEMENT
                                ______________






                                 July 12, 1996


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

                               TABLE OF CONTENTS

                                                                          Page


        1.    Authorization of Securities; Other Purchasers; etc...........-1-

        2.    Sale and Purchase of Securities..............................-2-

        3.    Closing......................................................-2-

        4.    Conditions to Closing........................................-3-
              4.1.  Representations and Warranties Correct.................-3-
              4.2.  Performance; No Default................................-3-
              4.3.  Related Transactions...................................-3-
              4.4.  Compliance Certificate.................................-5-
              4.5.  Note Guarantees........................................-5-
              4.6.  Opinions of Counsel for the Companies and the Sellers..-5-
              4.7.  Opinion of Your Special Counsel........................-5-
              4.8.  Certain Additional Documents to be Delivered at or Prior
                    to the Closing.........................................-5-
              4.9.  Sale of Securities to Other Purchasers.................-6-
              4.10. Legal Investment; Certificate..........................-6-
              4.11. Sale and Purchase Not Forbidden by Law.................-6-
              4.12. Payment of Closing Fee and Transactions Costs..........-6-
              4.13. Proceedings and Documents..............................-6-

        5.    Representations and Warranties...............................-6-
              5.1.  Organization, Standing, etc. of the Companies..........-6-
              5.2.  Subsidiaries...........................................-7-
              5.3.  Qualification..........................................-7-
              5.4.  Business, etc..........................................-7-
              5.5.  Shares; Stockholders...................................-8-
              5.6.  Financial Statements...................................-9-
              5.7.  Changes; Solvency, etc.................................-9-
              5.8.  Tax Returns and Payments..............................-10-
              5.9.  Funded Debt, Current Debt, Liens, Investments and
                    Transactions with Affiliates..........................-10-
              5.10. Title to Properties; Liens; Leases....................-11-
              5.11. Litigation, etc.......................................-11-
              5.12. Valid and Binding Obligations; Compliance with Other
                    Instruments, Borrowing Restrictions, etc..............-11-
              5.13. ERISA.................................................-12-
              5.14. Consents, etc.........................................-13-
              5.15. Proprietary Rights; Licenses..........................-14-

              5.16. Offer of Securities; Investment Bankers...............-14-
              5.17. Government Regulation.................................-14-
              5.18. Labor Relations; Suppliers, Distributors and Customers-14-
              5.19. Voting Provisions.....................................-15-
              5.20. Disclosure............................................-15-

        6.    Use of Proceeds.............................................-15-

        7.    Financial Statements and Information........................-16-

        8.    Inspection..................................................-20-

        9.    Prepayment of Notes.........................................-20-
              9.1.  Required Annual Prepayment Without Premium of Notes...-20-
              9.2.  Optional Prepayment With Premium of Notes.............-20-
              9.3.  Optional Prepayment With Premium of the Notes with the
                    Proceeds of Certain Public Offerings..................-20-
              9.4.  Allocation of Partial Prepayments of Notes............-21-
              9.5.  Notice of Optional Prepayments of Notes...............-21-
              9.6.  Maturity; Accrued Interest; Surrender, etc. of Notes..-21-
              9.7.  Purchase of Notes.....................................-21-
              9.8.  Payment on Non-Business Days..........................-22-
              9.9.  Application of Notes in Satisfaction of Exercise Price of
                    Warrants..............................................-22-

        10.   Subordination of Notes......................................-22-
              10.1. Certain Definitions...................................-22-
              10.2. Subordinated Indebtedness Subordinated to Superior
                    Indebtedness; No Amendments...........................-23-
              10.3. Dissolution, Liquidation, Reorganization, etc.........-24-
              10.4. No Payments With Respect to Subordinated Indebtedness
                    in Certain Circumstances..............................-25-
              10.5. Payments and Distributions Received...................-27-
              10.6. Subrogation...........................................-27-
              10.7. Notice................................................-28-
              10.8. Subordination Not Affected, etc.......................-28-
              10.9. Obligations Unimpaired................................-28-
              10.10. Holders of Subordinated Indebtedness Entitled to Assume
                    Payments Not Prohibited in Absence of Notice..........-29-
              10.11. Limitation on Right of Action........................-29-

        11.   Registration, etc...........................................-30-
              11.1. Shelf Registration....................................-30-
              11.2. Incidental Registration...............................-31-
              11.3. Permitted Registration................................-32-

              11.4. Registration Procedures...............................-33-
              11.5. Indemnification.......................................-33-
              11.6. Restrictions on Other Agreements......................-34-

        12.   Put Rights..................................................-35-
              12.1. Put Rights............................................-35-

        13.   Board Inspection Rights.....................................-37-

        14.   Covenants of the Companies..................................-37-
              14.1. Books of Record and Account; Reserves.................-37-
              14.2. Payment of Taxes; Existence; Maintenance of Properties;
                    Compliance with Laws; Lines of Business; Proprietary
                    Rights................................................-38-
              14.3. Insurance.............................................-39-
              14.4. Limitation on Discount or Sale of Receivables.........-39-
              14.5. Limitation on Funded Debt.............................-39-
              14.6. Limitation on Restricted Payments; Payments on Seller
                    Notes.................................................-40-
              14.7. Certain Financial Covenants...........................-41-
              14.8. Limitation on Investments.............................-43-
              14.9. Limitation on Liens...................................-44-
              14.10. Limitation on Transactions with Affiliates...........-45-
              14.11. Limitation on Rental Obligations; Capital Expenditures;
                    Hedge Agreements......................................-45-
              14.12. Limitation on Issuance of Shares of Subsidiaries.....-46-
              14.13. Limitation on Subsidiary's Consolidation or Merger...-46-
              14.14. Limitation on Holding Company's Consolidation or Merger-47-
              14.15. Limitation on Disposition of Property................-47-
              14.16. Modification of Certain Documents, Agreements and
                    Instruments...........................................-48-
              14.17. Further Assurances;..................................-49-
              14.18. Additional Subsidiaries..............................-49-
              14.19 Limitation on Tax Consolidation.......................-49-

        15.   Definitions.................................................-49-
              15.1. Definitions of Capitalized Terms......................-49-
              15.2. Other Definitions.....................................-63-
              15.3. Accounting Terms and Principles; Laws.................-64-

        16.   Remedies....................................................-64-
              16.1. Events of Default Defined; Acceleration of Maturity...-64-
              16.2. Suits for Enforcement, etc............................-69-
              16.3. Remedies Cumulative...................................-70-
              16.4. Remedies Not Waived...................................-70-



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              16.5. Application of Payments...............................-70-

        17.   Registration, Transfer and Exchange of Securities...........-70-

        18.   Replacement of Securities...................................-71-

        19.   Amendment and Waiver........................................-71-

        20.   Method of Payment of Securities.............................-72-

        21.   Expenses; Indemnity.........................................-72-

        22.   Taxes.......................................................-73-

        23.   Communications..............................................-73-

        24.   Survival of Agreements, Representations and Warranties, etc.-74-

        25.   Successors and Assigns; Rights of Other Holders.............-74-

        26.   Purchase for Investment; ERISA..............................-74-

        27.   Governing Law; Jurisdiction; Waiver of Jury Trial...........-76-

        28.   Rule 144A...................................................-77-

        29.   Miscellaneous...............................................-77-

Schedule I          Schedule of Purchasers

Exhibit 1(a)(i)     Form of Note
Exhibit 1(a)(ii)    Form of Note Guarantee
Exhibit 1(b)        Form of Warrant
Exhibit 3           Wire Instructions
Exhibit 4.3(a)      Form of Seller Notes
Exhibit 4.6(a)      Opinion of Boylan, Brown, Code, Fowler, Vidgor and
                       Wilson, LLP
Exhibit 4.6(b)      Opinion of Fried, Frank, Harris, Shriver & Jacobson
Exhibit 4.6(c)      Opinion of Dechert Price & Rhoads
Exhibit 4.7         Opinion of Choate, Hall & Stewart
Exhibit 4.8         Additional Documents to be Delivered at or Prior
                       to the Closing
Exhibit 5.2         Subsidiaries
Exhibit 5.5(a)      Shares; Stockholders
Exhibit 5.5(b)      Other Securities; Commitments; Preemptive and Registration
                       Rights
Exhibit 5.6(a)      Financial Statements
Exhibit 5.6(b)      Projections

Exhibit 5.6(c)      Pro Forma Unaudited Balance Sheet
Exhibit 5.7         Restricted Payments
Exhibit 5.8         Taxes
Exhibit 5.9         Funded Debt, Current Debt, Liens, Investments,
                       Transactions with Affiliates and Leases
Exhibit 5.11(a)     Litigation
Exhibit 5.11(b)     Other Litigation
Exhibit 5.15        Proprietary Rights and Licenses
Exhibit 5.19        Voting Provisions
Exhibit 6           Use of Proceeds
Exhibit 7(c)(v)     Information as to New Subsidiaries
Exhibit 15.1        Pro Forma EBITDA



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                                 PSC INC.
                             SPECTRASCAN, INC.
                              675 Basket Road
                          Webster, New York 14580




                                                             July  12, 1996



THE EQUITABLE LIFE ASSURANE SOCIETY
      OF THE UNITED STATES (1)
c/o Alliance Capital Management L.P.
135 West 50th Street, 6th Floor
New York, New York  10020

Ladies and Gentlemen:

     PSC INC., a New York corporation (the "Holding Company"), and SPECTRASCAN, INC., a Delaware corporation (formerly named Spectra-Physics Scanning Systems, Inc., the surviving corporation of the Merger hereinafter referred to) and a Wholly-Owned Subsidiary of the Holding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows. Certain capitalized terms used herein are defined in section 15.

1.    Authorization of Securities; Other Purchasers; etc.

          (a) The Operating Company has authorized the issue and sale of its 11.25% Senior Subordinated Notes due June 30, 2006 (herein, together with any notes issued in exchange therefor or replacement thereof, called the "Notes") in the aggregate principal amount of $30,000,000. The Notes are to be substantially in the form of Exhibit 1(a)(i) attached hereto. Interest is payable on the Notes, quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing September 30, 1996, and at maturity. In no event shall the amount paid or agreed to be paid by the Operating Company as interest and premium on any Note exceed the highest lawful rate permissible under any law applicable thereto. The Notes are to be guaranteed by the Holding Company and by each Subsidiary of the Holding Company (other than any Foreign Subsidiary and the Operating Company), including any Person which hereafter becomes a Subsidiary of the Holding




(1) There will be separate but identical Securities Purchase Agreements addressed to each of the Other Purchasers.

     Company (other than any Foreign Subsidiary), pursuant to a guarantee substantially in the form of Exhibit 1(a)(ii) attached hereto (each, a "Note Guarantee"; collectively, the "Note Guarantees").

          (b) The Holding Company has authorized the issue and sale of its warrants evidencing rights to purchase 975,000 shares of Common Stock (subject to adjustment) (herein, together with any warrants issued in exchange therefor or replacement thereof, called the "Warrants"). The Warrants are to be exercisable on or after July 12, 1997, are to terminate at the close of business on July 12, 2006 and are to be substantially in the form of Exhibit 1(b) attached hereto.

          (c) The Securities are to be issued under this Agreement and separate Securities Purchase Agreements (the "Other Securities Purchase Agreements") identical herewith (except as to the name and address of each of the other purchasers) being entered into concurrently by the Companies with each of the other purchasers (the "Other Purchasers") named in Schedule I attached hereto. The issue of Securities to you and the issues of Securities to each of the Other Purchasers are separate transactions, and you shall not be liable or responsible for the acts or defaults of the Other Purchasers.

2. Sale and Purchase of Securities. The Companies will issue and sell to you and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Companies contained herein and in the other Operative Documents, you will purchase from the Companies, at the Closing specified in section 3, such Securities as are specified on that portion of
Schedule I attached hereto as is applicable to you. The aggregate purchase price of the Securities shall be $30,000,000, which shall be allocated (a) $29,400,000 to the Notes and (b) $600,000 to the Warrants. The Companies, the Other Purchasers and you agree that the values ascribed to the Securities (which values shall be used by the Companies, the Other Purchasers and you, as well as any subsequent holder of any of the Securities, for all purposes, including the preparation of tax returns) shall be determined in accordance with the foregoing.

3. Closing. The closing of the sale and purchase of the Securities hereunder (the "Closing") shall take place at the office of Messrs. Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on July 12, 1996 or such other date to which you may agree (the "Closing Date"). The Closing shall occur not later than 11:00 A.M. Boston time (your reinvestment deadline) on the Closing Date. At the Closing, the Companies will deliver to you the Securities to be purchased by you at the Closing against payment of the purchase price thereof to (or for the benefit of) the Companies in immediately available funds in accordance with the wire instructions set forth on Exhibit 3 attached hereto. Delivery of the Securities to be purchased by you at the Closing shall be made in the form of one or more Notes and Warrants, in such denominations and registered in such names as are specified on Schedule I attached hereto, and in each case dated and, in the case of each Note, bearing interest from, the Closing Date. If at the Closing the Companies shall fail to tender the Securities to be delivered to you thereat as provided herein, or if at the Closing any of the conditions specified in section 4 shall not have been fulfilled to your reasonable satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such non-fulfillment.

4. Conditions to Closing. Your obligation to purchase and pay for the Securities to be purchased by you hereunder at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     4.1. Representations and Warranties Correct. The representations and warranties made by the Companies herein and in the other Operative Documents shall have been correct when made and shall be correct at and as of the time of the Closing (after giving effect to the transactions consummated at the Closing).

     4.2. Performance; No Default. The Companies shall have performed all agreements and complied with all conditions contained herein and in the other Operative Documents required to be performed or complied with by them prior to or at the Closing, and at the time of the Closing, no Default or Event of Default shall exist and no condition shall exist which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

      4.3.  Related Transactions.

          (a) Pursuant to and in accordance with the terms of the Asset and Stock Purchase Agreement dated May 20, 1996 by and among the Holding Company, Spectra-Physics, Inc., a Delaware corporation ("Spectra-Physics"), and Spectra-Physics Holding, S.A., a French corporation ("Spectra SA" and collectively with Spectra-Physics, the "Sellers") (such Asset and Stock Purchase Agreement, as amended, modified and supplemented from time to time in accordance with section 14.16 of this Agreement, the "Acquisition Agreement"), (i) Spectra-Physics shall have sold to PSC Acquisition, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of the Holding Company ("Acquisition Corp.") all of the issued and outstanding shares of capital stock (and all securities convertible into or exercisable or exchangeable for such capital stock) of Spectra-Physics Scanning Systems, Inc., a Delaware corporation ("Scanning") (such shares, the "Scanning Shares") and the US Assets (as defined in the Acquisition Agreement), (ii) Spectra SA shall have sold to the Holding Company all of the issued and outstanding shares of capital stock of TXCOM S.A., a French corporation ("TxCom"), owned by Spectra S.A. (the "TxCom Shares") (being 7,235 shares of common stock representing 72% of the issued and outstanding capital stock of TxCom) and shall have assigned to the Holding Company the TxCom Contracts (as defined in the Acquisition Agreement), and (iii) the Seller Subsidiaries (as defined in the Acquisition Agreement) shall have sold the International Assets (as defined in the Acquisition Agreement), subject to the Assumed International Liabilities (as defined in the Acquisition Agreement), to certain Wholly-Owned Subsidiaries of the Holding Company (the purchase and sale of securities and assets pursuant to the Acquisition Agreement are referred to herein collectively as the "Stock/Asset Purchase"). Pursuant to and in accordance with the Plan and Agreement of Merger of even date by and between Acquisition Corp. and Scanning (the "Merger Agreement") (the Acquisition Agreement, the Merger Agreement and the other agreements, documents and instruments executed in connection therewith, all as amended, modified and supplemented from time to time in accordance with section 14.16 of this Agreement, are sometimes collectively referred to as the "Acquisition Documents"), Acquisition Corp. shall have been merged with and into Scanning and the Operating Company shall be the surviving corporation, all as contemplated by the Merger Agreement (the "Merger") (the Stock/Asset Purchase and the Merger are collectively referred to as the "Acquisition"). The Certificate of Merger related to the Merger shall have been filed with all necessary governmental authorities, including, without limitation, the Secretary of State of the State of Delaware, and you shall have received evidence of same reasonably satisfactory to you. No condition under any of the Acquisition Documents for the benefit of either of the Companies shall have been waived. The aggregate purchase price to be paid to the Sellers under the Acquisition Agreement in respect of the Scanning Shares, the US Assets, the TxCom Shares and the International Assets, shall not exceed (i) $120,000,000 payable in cash at the Closing (subject to adjustment as provided in sections 1.4 and 1.6 of the Acquisition Agreement), (ii) the issuance of $5,000,000 aggregate principal amount of Subordinated Installment Promissory Notes of the Operating Company due 2001, which notes shall be in the form of Exhibit 4.3(a) attached hereto and subordinated to the Notes on terms and conditions satisfactory to you (such notes, as amended, modified and supplemented from time to time in accordance with section 14.16 of this Agreement, the "Seller Notes"), (iii) shares of Common Stock of the Holding Company having an aggregate fair market value (determined in accordance with the Acquisition Agreement) equal to $10,000,000, and (iv) the assumption of the Assumed International Liabilities. Each of the Acquisition Documents shall be in form and substance reasonably satisfactory to you in all material respects.

          (b) The capitalization of each Company shall be in all respects satisfactory to you. Without limiting the generality of the foregoing, after giving effect to the transactions contemplated hereby, the Companies shall not have any Funded Debt or Current Debt other than that evidenced by the Notes and that which is specified on Exhibit 5.9 attached hereto.

          (c) Pursuant to and in accordance with the terms of the Credit Agreement dated as of the date hereof (such agreement, as amended, modified and supplemented from time to time in compliance with section 14.16 of this Agreement, the "Bank Credit Agreement") among Acquisition Corp., the

     Holding  Company,  as  guarantor,  and the initial  lenders  named  therein
     (together with their respective successors and assigns under the Bank Credit Agreement, the "Banks") and Fleet Bank, as initial issuing bank and administrative agent (the Bank Credit Agreement and the other agreements, documents and instruments executed in connection therewith or pursuant thereto (including any Hedge Agreements (as defined in the Bank Credit Agreement)), all as amended, modified and supplemented from time to time in compliance with section 14.16 of this Agreement, are sometimes collectively referred to as the "Bank Credit Documents"), the Operating Company shall have established a senior revolving credit facility and shall have borrowed not less than $80,000,000 under two separate term loans maturing June 30, 2001 and December 31, 2002, respectively. The Banks' commitment under such revolving credit facility shall be $20,000,000, and shall expire on June 30, 2001. The aggregate amount of the Operating Company's unused borrowing availability immediately following the Closing under such revolving credit facility shall be not less than $5,000,000. The collateral for such revolving credit facility and term loans shall consist of all assets of the Companies and their Subsidiaries (other than any Foreign Subsidiary).

     4.4. Compliance Certificate. At the Closing, you shall have received an Officers' Certificate, dated the Closing Date, certifying that the conditions specified in sections 4.1 and 4.2 have been fulfilled.

     4.5. Note Guarantees. At the Closing, the Holding Company and each of the Subsidiaries of the Holding Company (other than any Foreign Subsidiary and the Operating Company) shall have executed and delivered to you the Note Guarantees.

     4.6. Opinions of Counsel for the Companies and the Sellers. At the Closing, you shall have received (a) an opinion, dated the Closing Date, from Messrs. Boylan, Brown, Code, Fowler, Vidgor and Wilson, LLP, counsel for the Companies, substantially in the form of Exhibit 4.6(a) attached hereto, (b) an opinion, dated the Closing Date, from Messrs. Fried, Frank, Harris, Shriver & Jacobson, intellectual property counsel to the Companies, substantially in the form of
Exhibit 4.6(b) attached hereto, and (c) a letter from Messrs. Dechert Price & Rhoads, counsel to the Sellers, authorizing you to rely on their opinion delivered pursuant to the Acquisition Agreement.

     4.7. Opinion of Your Special Counsel. At the Closing, you shall have received an opinion, dated the Closing Date, from your special counsel, Messrs. Choate, Hall & Stewart, substantially in the form of Exhibit 4.7 attached hereto.

     4.8. Certain Additional Documents to be Delivered at or Prior to the Closing. You shall have received the items specified on Exhibit 4.8 attached hereto, each of which shall be satisfactory to you in all material respects.

     4.9. Sale of Securities to Other Purchasers. At the Closing, the Companies shall sell to the Other Purchasers the Securities to be purchased at the Closing by the Other Purchasers pursuant to the Other Securities Purchase Agreements and shall receive payment in full of the purchase price thereof.

     4.10. Legal Investment; Certificate. Your purchase of the Securities to be issued pursuant hereto shall be permitted under the laws and regulations of any jurisdiction to which you are subject (without resort to any provision of any such law permitting limited investments by you without restriction as to the character of the particular investment), and you shall, if requested by you, have received an Officers' Certificate, dated the Closing Date, certifying as to such matters as you may request to enable you to determine whether your purchase is so permitted.

     4.11. Sale and Purchase Not Forbidden by Law. The offer, issue, sale and delivery by the Companies of the Securities to be issued pursuant hereto and your purchase of such Securities at the Closing shall not be prohibited by and shall not subject you to any tax, penalty, liability or other onerous condition under or pursuant to any law, statute, rule or regulation.

     4.12. Payment of Closing Fee and Transactions Costs. The Companies shall have paid in immediately available funds (a) a non-refundable closing fee to you and the Other Purchasers in the aggregate amount of $300,000 (1.0% of the aggregate principal amount of the Notes), which shall be allocated among you and the Other Purchasers in proportion to the aggregate principal amount of Notes to be purchased by you and the Other Purchasers, and (b) all fees, expenses and disbursements incurred by you at or prior to the time of the Closing in connection with the transactions contemplated by the Operative Documents, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

     4.13. Proceedings and Documents. All proceedings in connection with the transactions contemplated by the Operative Documents and all agreements, documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or copies of such agreements, documents and instruments as you or they may reasonably request.

5. Representations and Warranties. The Companies jointly and severally represent and warrant that (after giving effect to the transactions consummated at the Closing):

     5.1. Organization, Standing, etc. of the Companies. Each Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority to own, lease and operate its properties, to carry on its business as now conducted, and now proposed to be conducted as described in the Disclosure Document referred to in section 5.4, to execute, deliver and perform each of the

Operative Documents to which it is (or is to be) a party and to consummate the transactions contemplated by the Operative Documents. No approval of the stockholders of either Company or any class thereof is required in connection therewith which has not previously been obtained.

     5.2. Subsidiaries. Exhibit 5.2 attached hereto is a complete and correct list of the Holding Company's Subsidiaries (corporate or other) which correctly specifies as to each such Subsidiary (a) its legal name, (b) the jurisdiction of its organization, (c) each other jurisdiction in which it is qualified to do business, (d) the authorized Shares of each Subsidiary (specifying the class or classes thereof) and the number of such Shares outstanding, (e) the number (and percentage) of such outstanding Shares owned by the Holding Company and its other Subsidiaries and (f) the name of each other holder, if any, of such Shares, together with the number (and percentage) held by such other holder. Each Subsidiary of the Holding Company is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties, to carry on its business as now conducted, and now proposed to be conducted, as described in the Disclosure Document referred to in section 5.4 and to execute, deliver and perform each of the Operative Documents to which it is (or is to be) a party and to consummate the transactions contemplated thereby. All of the outstanding Shares of each Subsidiary of the Holding Company are validly issued, fully paid and nonassessable and not subject to preemptive rights on the part of any other Person, and all of such Shares have been offered, issued and sold by the issuer thereof in compliance with all applicable laws. All of the Shares of the Holding Company's Subsidiaries owned by the Holding Company and its Subsidiaries as shown on Exhibit 5.2 attached hereto are so owned of record and beneficially and free of any Lien (other than the Liens permitted pursuant to section 14.9(a)), proxy, voting agreement, voting trust or similar agreement or restriction. The Operating Company is a Wholly-Owned Subsidiary of the Holding Company.

     5.3. Qualification. The Holding Company and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary, except for those jurisdictions in which the failure to be so qualified or licensed or to be in good standing has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

     5.4. Business, etc. The Holding Company and its Subsidiaries are engaged in the business of designing, engineering, manufacturing and selling bar code scanning equipment (the "Business"), as further described in the Holding Company's Annual Report on Form 10-K filed by the Holding Company with the Commission for the fiscal year ended December 31, 1995, including all exhibits and appendices thereto (the "Disclosure Document"), a true, correct and complete copy of which has been furnished to you.

      5.5.  Shares; Stockholders.

          (a) The authorized and outstanding Shares of the Holding Company are fully and accurately described on Exhibit 5.5(a) attached hereto. All of the outstanding Shares of the Holding Company are, and all Shares issued upon exercise of any Warrants in accordance with the terms thereof will be, validly issued, fully paid and nonassessable and not subject to preemptive rights on the part of any other Person, and all of such Shares have been (or will have been) offered, issued and sold by the Holding Company in compliance with all applicable laws. The number of shares of Common Stock of the Holding Company beneficially owned by each director and executive officer of the Holding Company and its Subsidiaries and each other Person that, individually or together with its Affiliates, beneficially owns 5% or more of such shares of Common Stock (on a fully diluted basis), along with the percentage of the total outstanding shares of Common Stock of the Holding Company that such number represents of Common Stock of the Holding Company (on a fully diluted basis), are set forth on Exhibit 5.5(a) attached hereto. There are no outstanding Preferred Shares of the Holding Company.

          (b) Except as set forth on Exhibit 5.5(b) attached hereto, except as provided in sections 11 and 12 and except for the Warrants: (i) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, the Holding Company or any of its Subsidiaries of any of its Shares or any other securities convertible into or exercisable or exchangeable for such Shares; (ii) there are no agreements on the part of the Holding Company or any of its Subsidiaries to issue, sell or distribute any Shares or any properties and assets of the Holding Company or any of its Subsidiaries; (iii) neither the Holding
     Company nor any of its Subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its Shares or any interest therein or to pay any dividend or make any distribution in respect thereof; and (iv) no Person is entitled to (A) any preemptive or similar right with respect to the issuance of any Shares of the Holding Company or any of its Subsidiaries or (B) any rights with respect to the registration of any Shares of the Holding Company or any of its Subsidiaries under the Securities Act.

          (c) The aggregate number of shares of Common Stock issuable upon exercise in full of the Warrants immediately after the Closing is 975,000 which, if then issued, would constitute 6.8% of the Common Stock (calculated on a fully-diluted basis assuming the conversion, exercise and exchange of all outstanding securities convertible into and exercisable or exchangeable for shares of Common Stock, including without limitation the Warrants). The Holding Company has reserved 975,000 shares of Common Stock solely for issuance upon exercise of the Warrants.

      5.6.  Financial Statements.  You have been furnished with:

          (a) the financial statements referred to on Exhibit 5.6(a) attached hereto, which financial statements are complete and correct in all material respects (subject, in the case of any unaudited financial statements, to the absence of footnote disclosure and normal year-end and audit adjustments) and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the financial position and the results of operations and cash flows of the Person(s) purported to be covered thereby as at the respective dates and for the respective periods indicated in conformity with GAAP (subject, in the case of any unaudited financial statements, to the absence of footnote disclosure and normal year-end and audit adjustments);

          (b) the projections referred to on Exhibit 5.6(b) attached hereto, which projections were prepared in good faith, are based upon assumptions that the Companies believe are reasonable and take into account all material information regarding the matters set forth therein. Such projections represent a reasonable estimate by the Companies of the future financial performance of the Holding Company and its Subsidiaries. The Companies do not presently anticipate any material deviation from such projections and the Companies reasonably believe that the results of operations reflected therein are attainable; and

          (c) the pro forma unaudited consolidated balance sheet of the Holding Company and its Subsidiaries referred to on Exhibit 5.6(c) attached hereto, which balance sheet fairly presents the financial position of the Holding Company and its Subsidiaries as at May 31, 1996, adjusted on a pro forma basis to give effect to the consummation of the transactions contemplated by the Operative Documents, and reflects all known material liabilities of the Holding Company and its Subsidiaries, contingent or other, as at the Closing Date, required by GAAP to be reflected therein.

     5.7. Changes; Solvency, etc. Since December 31, 1995: (a) there has been no change in the assets, liabilities or financial condition of the Holding Company and its Subsidiaries from that set forth in the balance sheet as at such date referred to on Exhibit 5.6 attached hereto, other than changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse; (b) no condition or event has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Change; and
(c) except as set forth on Exhibit 5.7 attached hereto, neither the Holding Company nor any of its Subsidiaries has, directly or indirectly, declared, ordered, paid or made any Restricted Payment. Each of the Holding Company and its Subsidiaries are Solvent.

     5.8. Tax Returns and Payments. The Holding Company and its Subsidiaries have filed all tax returns required by law to be filed and have paid all taxes, assessments and other governmental charges levied upon their respective properties, assets, income, receipts, franchises or sales, other than those not yet delinquent and those, not substantial in aggregate amount, being or about to be contested as provided in section 14.2(a). The income tax liability of the Holding Company and its Subsidiaries has been finally determined by the Internal Revenue Service, and satisfied, or the time for audit has expired, for the fiscal years listed on Exhibit 5.8 attached hereto. The Holding Company and its Subsidiaries have not executed any waiver or waivers that would have the effect of extending the applicable statute of limitations in respect of income tax liabilities. The charges, accruals and reserves in the financial statements of the Holding Company and its Subsidiaries in respect of taxes for all fiscal periods are adequate in the opinion of the Companies, and the Companies know of no unpaid assessments for additional taxes for any fiscal period or of any basis therefor.

     5.9. Funded Debt, Current Debt, Liens, Investments and Transactions with Affiliates. Exhibit 5.9 attached hereto correctly describes:

          (a) all Funded Debt and/or Current Debt of the Holding Company and/or any of its Subsidiaries to be outstanding immediately following the Closing (other than that evidenced by the Notes);

          (b) all Liens to which any of the properties and assets of the Holding Company and/or any of its Subsidiaries will be subject immediately following the Closing (other than those of the character described in section 14.9(b));

          (c) all Investments (and all agreements and commitments to make Investments) of the Holding Company and/or any of its Subsidiaries to be owned or held (or in effect) immediately following the Closing (other than Cash Equivalents);

          (d) all Affiliates of the Holding Company and/or any of its Subsidiaries and all transactions or series of transactions that involved (or will involve) an aggregate value of $1,000,000 or more with Affiliates of the Holding Company and/or any of its Subsidiaries which were consummated during the 12-month period ended on the Closing Date or which the Holding Company and/or any of its Subsidiaries is now obligated or now intends to consummate at any time in the future; and

          (e) each lease, other than Capital Leases, under which the Holding Company and/or any of its Subsidiaries is lessee or sublessee and is or shall be obligated to pay $25,000 or more during any period of twelve consecutive months after the Closing Date, and, with respect to each such lease, the name of the lessor, the lessee or sublessee, a general description of the property leased, the annual Rental Obligations payable thereunder and the term thereof.

     5.10. Title to Properties; Liens; Leases. The Holding Company and its Subsidiaries have good and marketable title to all of their respective properties and assets, including, without limitation, the properties and assets reflected in the balance sheet, dated December 31, 1995, referred to on Exhibit
5.6 attached hereto, except properties and assets disposed of since such date in the ordinary course of business, free of all Liens (other than the Liens permitted under section 14.9). The Holding Company and its Subsidiaries enjoy peaceful and undisturbed possession under all material leases under which they operate, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any unusual or burdensome provision, which, in either case, has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     5.11. Litigation, etc. Except as set forth on Exhibit 5.11(a), there is no action, proceeding or investigation pending or, to the knowledge of either Company, threatened (or any basis therefor known to either Company) which questions the validity of any of the Operative Documents or any action taken or to be taken pursuant thereto or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. There is no outstanding judgment, decree or order which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Exhibit 5.11(b) attached hereto is a complete and correct list of all actions and proceedings pending against the Holding Company and any of its Subsidiaries.

     5.12. Valid and Binding Obligations; Compliance with Other Instruments, Borrowing Restrictions, etc.

          (a) This Agreement has been duly authorized, executed and delivered by each Company and constitutes the valid and legally binding obligation of each Company enforceable against such Company in accordance with its terms. Each of the other Operative Documents to which either Company and/or any of their respective Subsidiaries is a party has been duly authorized by such Person and, when executed and delivered, will constitute the valid and legally binding obligation of such Person, enforceable against it in accordance with its terms.

          (b) Neither of the Companies nor any of their respective Subsidiaries is in violation of or in default under any term of its Organizational Documents, or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to it or any of its properties and assets, in any way which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Without limiting the generality of the foregoing, the Holding Company and each of its Subsidiaries is in compliance with (and neither it nor any of its predecessors in interest has received any notice to the contrary) and there is no reasonable possibility of any liability of or any judgment, decree or order binding upon or applicable to the Holding Company and/or any of its Subsidiaries or any of their respective properties and assets under or on account of any Environmental Laws, except where the same has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

          (c) The execution, delivery and performance of and the consummation of the transactions contemplated by the Operative Documents will not violate or constitute a default under, or permit any Person to accelerate or to require the prepayment of any Indebtedness of the Holding Company or any of its Subsidiaries or to terminate any material lease or agreement of the Holding Company or any of its Subsidiaries pursuant to, or result in the creation of any Lien upon any of the properties or assets of the Holding Company or any of its Subsidiaries pursuant to, any term of its Organizational Documents or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to any of them or any of their respective properties and assets.

          (d) Neither the Holding Company nor any of its Subsidiaries is a party to or bound by or subject to any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation (other than the Operative Documents and the Bank Credit Agreement and laws, statutes, rules or regulations affecting creditors or businesses generally) (i) which restricts its right or ability to incur Indebtedness, to issue securities or to consummate the transactions contemplated hereby; (ii) under the terms of or pursuant to which its obligation to pay all amounts due from it and/or to perform all obligations imposed on it and/or to comply with the terms applicable to it under any of the Operative Documents is in any way restricted; (iii) which restricts its right or ability to make any distributions to its stockholders or in respect of any of its Shares, to mortgage or dispose of its properties, to consummate any merger, consolidation or acquisition, to make Investments or Capital Expenditures, to enter into and perform leases, to pay executive compensation and/or to conduct its business as now conducted and now proposed to be conducted, or
     (iv) which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

      5.13. ERISA.

          (a) Each Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance which have not resulted in, and could not reasonably be expected to result in, a Material Adverse Change. Neither Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by either Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of either Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate result in a Material Adverse Change.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Companies and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate could result in a Material Adverse Change. The Companies and the ERISA Affiliates have made all required contributions to Multiemployer Plans. Neither Company nor any ERISA Affiliate has incurred, nor would reasonably expect to incur, any Withdrawal Liability upon a complete or partial withdrawal from any Multiemployer Plan that individually or in the aggregate could result in a Material Adverse Change. To the best of the Companies' knowledge, no Multiemployer Plan is, or is reasonably expected to be, insolvent, in reorganization or terminated within the meaning of Title IV of ERISA.

          (d) Neither the Holding Company nor any of its Subsidiaries has any material post retirement benefit obligations (determined in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code).

          (e) The consummation of the transactions contemplated by the Operative Documents will not involve any transaction that is subject to the prohibitions of section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Companies in the first sentence of this section 5.13(e) is made in reliance upon and subject to the accuracy of your representation in section 26 as to the sources of the funds used to pay the purchase price of the Securities to be purchased by you.

     5.14. Consents, etc. No consent, approval or authorization of, or declaration or filing with, or other action by, any Person (including, without limitation, any creditor of or lender to the Holding Company or any of its Subsidiaries and any governmental (13) authority) is required as a condition precedent to the valid execution, delivery and performance of and the consummation of the transactions contemplated by the Operative Documents.

     5.15. Proprietary Rights; Licenses. Except as disclosed on Exhibit 5.15 attached hereto, the Holding Company and its Subsidiaries have all Proprietary Rights and Licenses as are adequate for the conduct of their respective businesses as now conducted and now proposed to be conducted, without any known conflict with the rights of others. Each such Proprietary Right and License is in full force and effect, all material obligations with respect thereto have been fulfilled and performed and, to the knowledge of the Companies, there is no infringement thereon by any other Person. No default in the performance or observance by the Holding Company and/or any of its Subsidiaries (or, to the knowledge of the Companies, any of their respective predecessors in interest) of its obligations thereunder has occurred which permits, or after notice of lapse of time or both would permit, the revocation or termination of any material Proprietary Right or License or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     5.16. Offer of Securities; Investment Bankers. Neither Company nor any of their respective Subsidiaries nor any Person acting on their behalf (a) has directly or indirectly offered the Securities or any part thereof or any similar securities for issue or sale to, or solicited any offer to buy any of the same from, anyone other than you and the Other Purchasers and not more than 65 other institutional investors, (b) has taken or will take any action which would bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act or the registration or qualification provisions of any applicable blue sky or other securities laws, (c) has dealt with any broker, finder, commission agent or other similar Person in connection with the sale of the Securities and the other transactions contemplated by the Operative Documents, other than Fleet National Bank, or (d) is under any obligation to pay any broker's fee, finder's fee or commission in connection with such transactions, other than a fee to Fleet National Bank, which fee is the obligation solely of the Holding Company.

     5.17. Government Regulation. Neither the Holding Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended.

     5.18. Labor Relations; Suppliers, Distributors and Customers. No dispute involving employees of the Holding Company or any of its Subsidiaries or the relationship of the Holding Company or any of its Subsidiaries with its employees has resulted in, or could reasonably be expected to result in, any Material Adverse Change. The relationships with the suppliers to and distributors for and customers of the Holding Company and its Subsidiaries are satisfactory commercial working relationships and, during the 12-month period ended on the Closing Date, no such supplier, distributor or customer has cancelled or otherwise terminated its relationship with or decreased its services, supplies or materials to or its usage or purchase of the services or products of the Holding Company or any of its Subsidiaries in a manner which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. The Holding Company is not aware of any intention of any such supplier, distributor or customer to take any such action which could reasonably be expected to result in a Material Adverse Change.

     5.19. Voting Provisions. Except as set forth on Exhibit 5.19 attached hereto, neither the Organizational Documents of the Holding Company nor any other agreement, document or instrument binding on or applicable to the Holding Company or its stockholders contains any provision requiring a higher voting requirement with respect to action taken (and/or to be taken) by the stockholders or directors of the Holding Company than that which would apply in the absence of such provision.

     5.20. Disclosure. Neither this Agreement nor any of the other Operative Documents nor any other document, certificate or written statement furnished to you by or on behalf of either Company or any of their respective Subsidiaries in connection with the transactions contemplated by the Operative Documents (including, without limitation, the Disclosure Document), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made, it being understood that, except as set forth in section 5.6, no representation or warranty is made with respect to any projections or other prospective financial information. There is no fact known to either Company (other than information concerning general economic conditions known to the public generally) which has resulted in, or could reasonably be expected to result in, a Material Adverse Change which has not been set forth in this Agreement, the other Operative Documents and the other documents, certificates and written statements referred to above in this section 5.20.

6.    Use of Proceeds.

          (a) The proceeds of the sale of the Securities received by the Companies at the Closing will be used on the Closing Date to make the payments to the Persons and for the purposes specified on Exhibit 6 attached hereto and any remaining balance of such proceeds will be used for general corporate purposes of the Operating Company and its Subsidiaries.

          (b) The Companies do not own, and will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, use any part of the proceeds of the sale of the Securities for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G (12 CFR Part
     207) of the Board of Governors of the Federal Reserve System (herein called a "margin security") or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute the transactions contemplated by the Operative Documents a "purpose credit" within the meaning of said Regulation G or cause this Agreement or any of the other Operative Documents to violate Regulation G or any other regulation of the Board of Governors of the Federal Reserve System, or the Exchange Act or any other applicable law, statute, regulation, rule, order or restriction.

     7. Financial Statements and Information. The Companies will furnish to you in duplicate, so long as you shall be obligated to purchase Securities hereunder or shall hold any of the Notes or Warrants, and to each other institutional holder from time to time of any of the Notes or Warrants:

          (a) as soon as available and in any event within 45 days after the end of each quarterly accounting period in each fiscal year of the Holding
     Company (other than the last quarterly accounting period of each such fiscal year), the consolidated and, if otherwise prepared, consolidating balance sheets of the Holding Company and its Subsidiaries as at the end of such period and the related consolidated and, if otherwise prepared, consolidating statements of income, retained earnings and cash flows for such period and for the portion of such fiscal year ended on the last day of such period, in each case setting forth in comparative form the corresponding figures for the same period and portion of the prior fiscal year and the corresponding figures from the budgets for such period and for the fiscal year which includes such period;

          (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Holding Company, the consolidated and consolidating balance sheets of the Holding Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income and retained earnings and a consolidated and, if otherwise prepared, consolidating statement of cash flows for such year, in each case setting forth in comparative form the corresponding figures for the prior fiscal year and the corresponding figures from the budget for such fiscal year, all in reasonable detail and accompanied by an opinion acceptable to the Required Holders of the Notes and of the Warrants on such consolidated financial statements of the Holding Company) and its Subsidiaries of Arthur Andersen LLP (or other accountants of recognized national standing selected by the Holding Company) which report shall (i) state that the audit of such accountants in connection with such consolidated financial statements has been conducted in accordance with generally accepted auditing standards and that such accountants believe that such audit provides a reasonable basis for their opinion, (ii) contain the other statements required from time to time by the American Institute of Certified Public Accountants, (iii) include the opinion of such accountants that such consolidated financial statements present fairly in all material respects the consolidated financial position of the Holding Company and its Subsidiaries as at the end of such fiscal year and the consolidated results of operations and cash flows for such fiscal year, in conformity with GAAP, and (iv) be accompanied by a separate letter from such accountants which shall state (A) that such accountants are familiar with the terms of this Agreement, the Other Securities Purchase Agreements and the Securities and provide negative assurance relative to compliance with the applicable covenants of this Agreement, the Other Securities Purchase Agreements and the Securities as they relate to accounting matters and (B) whether or not their examination has disclosed the existence, during or at the end of the fiscal year covered by such financial statements and/or the date of such letter, of any Default or Event of Default and, if their examination has disclosed such a condition or event, specifying in reasonable detail the nature and period of existence thereof, provided that in issuing such certificate such accountants shall not be required to go beyond normal accounting procedures conducted in connection with issuing their report referred to above;

          (c) together with each delivery of financial statements pursuant to sections 7(a) and 7(b), an Officers' Certificate which shall:

               (i) certify that such financial statements have been prepared in accordance with GAAP (subject, in the case of any unaudited financial statements, to normal year-end and audit adjustments and the omission of footnotes) applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Holding Company and its Subsidiaries as at the end of and for the periods covered thereby in conformity with GAAP;

               (ii) state that, after due inquiry, the signers do not have knowledge of the existence, during the fiscal period covered by such financial statements or as at the date of such Officers' Certificate, of (A) any "reportable condition" (as defined in Statement on Auditing Standards No. 60 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants) in the internal control structure of the Holding Company or any of its Subsidiaries or
          (B) any Default or Event of Default, or, if such is not the case, specifying in reasonable detail the nature and period of existence thereof and what action the Holding Company or the applicable Subsidiary has taken, is taking and proposes to take with respect thereto;

               (iii) (A) show in reasonable detail all computations required to demonstrate compliance, during and at the end of the fiscal period covered by such financial statements, with the provisions of sections 14.5, 14.6, 14.7, 14.9, 14.11 and 14.15 (including, without limitation, the computation of Consolidated EBITDA for such period) and (B) in the case of the Officer's Certificate accompanying the financial statements required under section 7(b), set forth in reasonable detail the fair market values of any significant properties and assets disposed of during the fiscal year covered by such financial statements;

               (iv) include in reasonable detail management's discussion and analysis of the results of operations and the financial condition of Holding Company and its Subsidiaries as at the end of and for the fiscal period covered by such financial statements, including a discussion of any significant variation from the budgets for such period delivered pursuant to section 7(h); and

               (v) if there shall exist any Subsidiary of the Holding Company as of the date of such Officers' Certificate which did not exist as of the date of the last Officers' Certificate delivered pursuant to this section 7(c), specify with respect to each such Subsidiary the information called for by Exhibit 7(c)(v), contain a brief description of the nature of each such Subsidiary's business and certify that each such new Subsidiary is a party to a Note Guarantee;

          (d) as promptly as practicable (but in any event not later than five Business Days) after receipt thereof, copies of all final reports or written comments (including, without limitation, audit reports, management letters and any other reports with respect to the internal control structure of the Holding Company or any of its Subsidiaries) submitted by independent accountants;

          (e) as promptly as practicable (but in any event not later than five Business Days) after the same are available, copies of (i) all notices, proxy statements, financial statements, reports and documents as the Holding Company shall send or make available generally to its stockholders or as any Subsidiary of the Holding Company shall send or make available generally to its stockholders other than the Holding Company and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Holding Company or any Subsidiary of the Holding Company furnishes or files, or any officer or director or stockholder of the Holding Company or any of its Subsidiaries furnishes or files with respect to the Holding Company or any of its Subsidiaries with the Commission (or any analogous foreign governmental authority) or any securities exchange if furnished or available to the Holding Company or any of its Subsidiaries;

          (f) as promptly as practicable (but in any event not later than five Business Days) after the Chief Executive Officer or Chief Financial Officer of the Holding Company becomes aware of the occurrence of any of the following conditions or events, an Officers' Certificate specifying in reasonable detail the nature and period of existence thereof, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto:

     (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by either Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of either Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, has resulted in, or could reasonably be expected to result in, a Material Adverse Change;

          (g) as promptly as practicable (but in any event not later than two Business Days) after the occurrence of any Default or Event of Default, or of any condition or event which has resulted in, or could reasonably be expected to result in, a Material Adverse Change, an Officers' Certificate specifying in reasonable detail the nature and period of existence thereof, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto and the date, if any, on which it is estimated the same will be remedied;

          (h) as promptly as practicable (but in any event not later than 30 days) after the end of each fiscal year of the Holding Company, an annual budget prepared on a quarterly basis for the Holding Company and its Subsidiaries for the succeeding fiscal year (displaying anticipated balance sheets and statements of income, retained earnings and cash flows) and, promptly upon preparation thereof, any revisions of such annual budget;

          (i) such other material information and notices relating to the Holding Company and/or any of its Subsidiaries as shall be furnished to or received from the Sellers or any bank, financial institution or other Person to which the Holding Company or any of its Subsidiaries is indebted for borrowed money (other than that relating solely to collateral for such Indebtedness), including, without limitation, any notice of default or event of default under the Seller Notes and/or the Bank Credit Agreement, such information and notices to be furnished to the holders of the Securities at the same time as it is furnished to, or immediately after it is received from, any such bank, financial institution or other Person; and

          (j) such other information as from time to time may reasonably be requested.

8. Inspection. The Holding Company will permit any Person designated by any institutional holder of any of the Notes or Warrants on reasonable notice and at such holder's expense (unless a Default or Event of Default shall have occurred and be continuing, in which case, at the Companies' expense), to visit and inspect any of the properties of the Holding Company and its Subsidiaries, to examine its and their books and records (and to make copies thereof and take extracts therefrom) and to discuss its and their affairs, finances and accounts with and to be advised as to the same by, its and their officers and outside counsel (and if a Default or Event of Default shall have occurred and be continuing, its and their independent accountants, each of whom the Companies hereby direct and authorize to engage in such discussions under such circumstances), all at such reasonable times and intervals as such holder may desire.

9. Prepayment of Notes.

     9.1. Required Annual Prepayment Without Premium of Notes. In addition to paying the entire outstanding principal amount of and the interest due on the Notes on the maturity date thereof, on each June 30, commencing June 30, 2003, until the Notes have been paid in full, the Operating Company will prepay without premium $7,500,000 principal amount of the Notes (or such lesser principal amount thereof as shall then be outstanding). No partial prepayment of the Notes shall alter the obligation of the Operating Company to make the required prepayments provided for in this section 9.1.

     9.2. Optional Prepayment With Premium of Notes. At any time and from time to time, the Operating Company may, at its option, upon notice as set forth in section 9.5, prepay all or any part (in an integral multiple of $500,000 and a minimum of $1,000,000 or such lesser principal amount thereof as shall then be outstanding) of the Notes upon the concurrent payment of an amount equal to the Make Whole Amount. Any partial prepayment of Notes pursuant to this section 9.2 shall be applied to the payment of installments of principal of the Notes in inverse order of maturity.

     9.3. Optional Prepayment With Premium of the Notes with the Proceeds of Certain Public Offerings. Concurrent with (or immediately following) a closing of a sale by the Holding Company to the public of its Shares pursuant to an effective registration statement filed by the Holding Company with the Commission under the Securities Act resulting in net proceeds to the Holding Company from such sale of not less than $25,000,000, the Operating Company may, at its option, upon notice as set forth in section 9.5, prepay all (subject to the limitation set forth in the second proviso to this sentence) or any part (in an integral multiple of $500,000 and a minimum of $1,000,000 or such lesser principal amount thereof as shall then be outstanding) of the Notes upon the concurrent payment of an amount equal to the Special Prepayment Premium, provided that such prepayment shall be made only with available net proceeds of such sale of Shares to the public, and provided, further, that in no event shall the aggregate principal amount of Notes prepaid by the Operating Company from time to time pursuant to this section 9.3 exceed $10,000,000. Each notice pursuant to section 9.5 of a prepayment under this section 9.3 shall be accompanied by an Officers' Certificate certifying and demonstrating that this section 9.3 is being complied with in connection with such prepayment and specifying the source or sources of funds to be used for such prepayment. Any partial prepayment of Notes pursuant to this section 9.3 shall be applied to the payment of installments of principal of the Notes in inverse order of maturity.

     9.4. Allocation of Partial Prepayments of Notes. In the case of each partial prepayment of the Notes under this section 9, the principal amount to be prepaid shall be allocated among all of the Notes at the time outstanding (excluding any Notes at the time owned by either Company or any Affiliate of either Company) in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

     9.5. Notice of Optional Prepayments of Notes. In the case of each prepayment under sections 9.2 and 9.3, the Operating Company shall give written notice thereof to each holder of any Notes not less than 30 nor more than 60 days prior to the date fixed for such prepayment. Each such notice shall set forth: (a) the date fixed for prepayment (which, in the case of a prepayment under section 9.3 may be a good faith approximation of such date); (b) the aggregate principal amount of Notes to be prepaid on such date; and (c) the aggregate principal amount of Notes held by such holder to be prepaid on such date and the amount of accrued interest and an estimation of the Applicable Premium to be paid to such holder on such date (together with the calculation of such estimated Applicable Premium, which calculation shall be satisfactory to each holder of the Notes to be prepaid).

     9.6. Maturity; Accrued Interest; Surrender, etc. of Notes. In the case of each prepayment of all or any part of any Note, the principal amount to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the premium, if any, due thereon. Any Note prepaid in full shall be surrendered to the Operating Company at the Operating Company's principal place of business promptly following prepayment and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     9.7. Purchase of Notes. The Companies will not, and will not permit any Affiliate of either Company to, directly or indirectly, purchase or otherwise acquire, or offer to purchase or otherwise acquire, any outstanding Notes except by way of payment or prepayment in accordance with the provisions of the Notes and this Agreement.

     9.8. Payment on Non-Business Days. If any amount hereunder or under the Notes shall become due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day.

     9.9. Application of Notes in Satisfaction of Exercise Price of Warrants. In the event that any holder of any Note shall apply all or any portion of the principal amount of such Note in satisfaction (in whole or in part) of the payment of the Exercise Price (as defined in the Warrants), any partial application of the principal amount of any such Note shall be applied to the payment of installments of principal due thereunder in the inverse order of maturity.

10.   Subordination of Notes.

     10.1. Certain Definitions. As used in this section 10, the following terms have the following respective meanings:

          "Accrued Bankruptcy Interest" shall mean, with respect to any Indebtedness, all interest accruing thereon after the filing of a petition by or against either Company under the Bankruptcy Code, in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in the documents evidencing or governing such Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under the Bankruptcy Code.

          "Bankruptcy Code" shall mean 11 U.S.C. 101 et seq., as from time to time hereafter amended, and any successor or similar federal statute.

          "Material Default" shall mean (a) any default in the payment when due of fees or expenses that constitute Superior Indebtedness and/or (b) any default under section 6.01(f) of the Bank Credit Agreement and any other Event of Default (other than an Event of Default under section 6.01(a)) under the Bank Credit Agreement, or a default or Event of Default, as applicable, under the analogous provisions of any Refinancing Agreement.

            "Obligors" shall mean each of the Companies and each Person who has executed and delivered a Note Guarantee.

          "Permissible Securities" shall mean securities the payment of which is subordinated, at least to the extent provided in this section 10 with respect to the Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and all securities issued in exchange therefor.

          "Refinancing Agreement" shall mean the loan agreements, documents and instruments, if any, entered into by the Companies in compliance with this Agreement, pursuant to which Indebtedness is incurred by the Companies which refinances or refunds all or any portion of the Indebtedness under the Bank Credit Documents, provided that all of such refinancing or refunding Indebtedness is permitted under section 14.5(a)(iv) and provided, further, that the terms of such loan agreements, documents and instruments, taken as a whole, are no more restrictive upon the Obligors and no more adverse to the interests of the holders of the Securities than those of the Bank Credit Documents.

          "Subordinated Indebtedness" shall mean the principal amount of the Indebtedness evidenced by the Notes, together with any interest, premium, if any, fee, expense and/or other amount due thereon or payable with respect thereto, including any such amounts payable by any guarantor of the Notes.

          "Superior Indebtedness" shall mean the principal amount of all Funded Debt and Current Debt (including the face amount of letters of credit) of the Operating Company under the Bank Credit Agreement, the other Bank Credit Documents or under any Refinancing Agreement, together with any interest (including Accrued Bankruptcy Interest), premium, if any, fee, expense, other reimbursement obligations in respect of letters of credit and/or other amount due thereon or payable with respect thereto, including any such amounts payable by any guarantor of any Superior Indebtedness, provided that the aggregate principal amount (and face amount of letters of credit) of all Superior Indebtedness (a) under the term loan facilities established by the Bank Credit Agreement (or any Refinancing Agreement) shall at no time exceed (i) $84,000,000 minus (ii) the sum of all repayments of the principal of such Indebtedness and (b) under the revolving credit facility established by the Bank Credit Agreement (or any Refinancing Agreement) shall at no time exceed (i) $21,000,000 minus
     (ii) the sum of all repayments of the principal of such Indebtedness (other than any repayment that may be thereafter reborrowed under the revolving credit facility) and minus (iii) the sum of all permanent reductions in the amount of the borrowing availability under such revolving credit facility.

      10.2. Subordinated Indebtedness Subordinated to Superior Indebtedness; No Amendments.

          (a) Each Obligor for itself and its successors and assigns covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary in this Agreement, the Other Securities Purchase Agreements, the Notes, or any of the other Operative Documents, that the payment of the Subordinated Indebtedness shall be subordinated to the extent and in the manner set forth in this section 10, to the prior payment in full (in cash, Cash Equivalents of the kind described in clause (a) of the definition of such term, other forms reasonably satisfactory to the holder or holders of at least 75% in aggregate principal amount of the Superior Indebtedness, or a combination of the foregoing) of all Superior

     Indebtedness, and that each holder of Superior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Superior Indebtedness in reliance upon the provisions contained in this section 10. No present or future holder of Superior Indebtedness shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this section 10 by any act or failure to act on the part of any Obligor.

          (b) Neither this section 10 nor any of the terms of the Subordinated Indebtedness relating to the timing or amount of any payment (or prepayment) of the principal of or premium, if any, or interest on the Subordinated Indebtedness, or any other amount (including any fee or expense) due thereon, shall be amended without the written consent of the holder or holders of at least 66-2/3% in aggregate principal amount of the Superior Indebtedness at the time outstanding.

          (c) Unless and until the Superior Indebtedness has been paid in full (in cash, Cash Equivalents of the kind described in clause (a) of the definition of such term, other forms reasonably satisfactory to the holder or holders of at least 75% in aggregate principal amount of the Superior Indebtedness, or a combination of the foregoing), the Obligors shall not grant to the holders of the Subordinated Indebtedness any Lien in or on any of the assets of the Obligors to secure the Subordinated Indebtedness, without the written consent of the holder or holders of at least 75% in aggregate principal amount of the Superior Indebtedness at the time outstanding.

     10.3. Dissolution, Liquidation, Reorganization, etc. Upon any payment or distribution of the assets of either Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of such Company or its securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of such Company, or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

          (a) the holders of the Superior Indebtedness shall be entitled to receive payment in full (in cash, Cash Equivalents of the kind described in clause (a) of the definition of such term, other forms reasonably satisfactory to the holder or holders of at least 75% in aggregate principal amount of the Superior Indebtedness, or a combination of the foregoing) (or to have such payment duly provided for in a manner reasonably satisfactory to the holders of Superior Indebtedness) of all Superior Indebtedness, before any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), is made on account of or applied to the Subordinated Indebtedness;

          (b) the Subordinated Indebtedness shall forthwith become due and payable, and any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), to which the holders of the Subordinated Indebtedness would be entitled except for the provisions of this section 10, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of such Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay all such Superior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness; and

          (c) each holder of the Subordinated Indebtedness at the time outstanding hereby irrevocably authorizes and empowers each holder of the Superior Indebtedness or such holder's representative to collect and receive such holder's ratable share of any Liquidation Payment and to receipt therefor, and, if any holder of Subordinated Indebtedness fails to file a claim therefor at least seven (7) calendar days prior to the date established by rule of law or order of court for such filing, to file and prove (but not to vote) such claims therefor, provided that such holder of Superior Indebtedness shall concurrently send written notice thereof to each holder of Subordinated Indebtedness, together with a copy of the proof of claim so filed.

     Upon any payment or distribution of assets referred to in this section 10, the holders of the Subordinated Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any such payment or distribution to such holders, for the purpose of ascertaining the Persons entitled to participate therein, the holders of the Superior Indebtedness, the then outstanding principal amount of the Superior Indebtedness and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section 10.

     10.4. No Payments With Respect to Subordinated Indebtedness in Certain Circumstances.

          (a) The Obligors will not, directly or indirectly, make or agree to make, and neither the holder nor any assignee or successor holder of any Subordinated Indebtedness will accept or receive any payment or distribution (in cash, property or securities (other than Permissible Securities) by set-off or otherwise), direct or indirect, of or on account of all or any portion of any Subordinated Indebtedness if, at the time of such payment or distribution or immediately after giving effect thereto all of the following four conditions shall be satisfied:

               (i) a Material Default shall have occurred which (other than in the case of a default under section 6.01(f) of the Bank Credit Agreement) permits the holder or holders of any Superior Indebtedness to immediately accelerate the maturity thereof;

               (ii) the Operating Company and the holder or holders of Subordinated Indebtedness shall have received written notice (given as provided in this Agreement) (each a "Subordination Notice") of such Material Default from the holder or holders of such Superior Indebtedness, or their representative or representatives (which notice shall state that it is a "Subordination Notice" and shall make explicit reference to the provisions of this section 10.4);

               (iii) such Material Default shall not have been cured by any Obligor or waived in writing by the requisite holder or holders of the Superior Indebtedness with respect to which such Material Default shall have occurred; and

               (iv) less than 150 days shall have elapsed after the date of receipt by the Operating Company and the holders of the Subordinated Indebtedness of such Subordination Notice (any period during which the restrictions imposed by this Section 10.4(a) are in effect being hereinafter referred to as a "Blockage Period");

     provided, however, that, for the purpose of this section 10.4(a), (x) not more than one Blockage Period shall be in effect during any period of 360 consecutive days, (y) Blockage Periods shall not be in effect on more than three occasions, and (z) no facts or circumstances constituting a Material Default on the date any Subordination Notice is given may be used or shall be effective as a basis for any subsequent Subordination Notice.

          (b) The restrictions imposed by section 10.4(a) shall cease to apply and the Obligors may resume payments in respect of the Subordinated Indebtedness (including any payments which shall not have been made on account of the provisions of this section 10, but excluding any payments which may have become due solely on account of any acceleration of the maturity of the Subordinated Indebtedness) or any judgment with respect thereto upon the earliest to occur of (i) the cure of the Material Default by any Obligor, (ii) the written waiver thereof by the requisite holder or holders of the Superior Indebtedness with respect to which such Material Default shall have occurred, (iii) the expiration of the Blockage Period and (iv) the termination of such

     Blockage Period by such requisite holder or holders of such Superior Indebtedness.

          (c) In the event any of (i) a default in the payment of any principal or interest that constitutes a default in the payment of Superior Indebtedness, which default continues unremedied and unwaived, (ii) the failure of the Obligors to pay any Superior Indebtedness upon the maturity thereof or (iii) an acceleration of the maturity of the principal of any Superior Indebtedness in accordance with the terms thereof (which acceleration has not been rescinded or annulled), such Superior Indebtedness shall first be paid in full (in cash, Cash Equivalents of the kind described in clause (a) of the definition of such term, other forms reasonably satisfactory to the holder or holders of at least 75% in aggregate principal amount of the Superior Indebtedness, or a combination of the foregoing) (or provision for such payment shall be made in a manner reasonably satisfactory to the holder or holders of such Superior Indebtedness) before any payment or distribution (in cash, properties or securities (other than Permissible Securities), by set-off or otherwise) is made on account of or applied on the Subordinated Indebtedness.

          (d) Nothing herein shall affect or impair the right of any holder of any Notes to apply any amount payable in respect thereof to the payment of any amount due upon the exercise of any Warrants at any time.

     10.5. Payments and Distributions Received. If any payment or distribution of any kind or character, whether in cash, property or securities (other than
Permissible Securities), shall be received by any holder of any of the Subordinated Indebtedness in contravention of this section 10, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amount remaining unpaid on account of such Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay all such Superior Indebtedness in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness, provided, that amounts so paid over shall be returned promptly to the applicable holders of the Subordinated Indebtedness in the event the Superior Indebtedness was otherwise paid in full. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment or distribution, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     10.6. Subrogation. Subject to the payment in full of all Superior Indebtedness, in case cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to this section 10 to the payment of Superior Indebtedness, then and in each such case, the holders of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Superior

Indebtedness to receive any further payment or distribution in respect of or applicable to the Superior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holders of Superior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for the provisions of this section 10 shall, and no payment over pursuant to the provisions of this section 10 to the holders of Superior Indebtedness by the holders of the Subordinated Indebtedness shall as between the Obligors, their creditors (other than the holders of Superior Indebtedness) and the holders of Subordinated Indebtedness, be deemed to be a payment by the Obligors to or on account of Superior Indebtedness.

     10.7. Notice. In the event that any Subordinated Indebtedness shall be transferred and/or shall become due and payable before the expressed maturity thereof as the result of the occurrence of a default, the Operating Company will give immediate written notice in writing of such happening to each holder of Superior Indebtedness (together, in the case of any such transfer, with the address of the transferee for purposes of this section 10, it being agreed that the holders of Superior Indebtedness shall not be obligated to give to any such transferee any notice required hereunder to be given by them to the holders of Subordinated Indebtedness unless the holders of Superior Indebtedness shall have received such notice (and the address of such transferee) from the Operating Company (or, in the case of any such transfer, a notice from the transferee containing substantially the same information)).

     10.8. Subordination Not Affected, etc. The terms of this section 10, the subordination effected hereby and the rights created hereby of the holders of the Superior Indebtedness shall not be affected by (a) any amendment, modification or waiver of or supplement to any Superior Indebtedness or any agreement, document or instrument relating thereto, provided that such amendment, modification, waiver or supplement is not in violation of this Agreement, (b) any exercise or non-exercise of any right, power or remedy under or in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto or (c) any consent, release, indulgence, delay or other action, inaction or omission, in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing.

     10.9. Obligations Unimpaired. The provisions of this section 10 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Subordinated Indebtedness on the other hand, and (a) subject to the rights, if any, under this section 10 of the holders of Superior Indebtedness, nothing in this section 10 shall (i) impair as among the Obligors and the holder of any Subordinated Indebtedness the obligation of the Obligors, which is unconditional and absolute, to pay to the holder thereof all amounts due thereon in accordance with the terms thereof or
(ii) except as otherwise  provided in section  10.11,  prevent the holder of any

Subordinated Indebtedness from exercising all remedies available to such holder, whether arising under the Operative Documents, applicable law or otherwise, and
(b) no Person is entitled to any third party beneficiary rights or other similar rights on account of or under this section 10 other than the holders of the Superior Indebtedness. The failure to make any payment due in respect of the Subordinated Indebtedness or to comply with any of the terms and conditions of any of the agreements, documents and instruments related to the Subordinated Indebtedness by reason of any provision of this section 10 shall not be construed as preventing the occurrence of any Default or Event of Default with respect to the Subordinated Indebtedness.

     10.10. Holders of Subordinated Indebtedness Entitled to Assume Payments Not Prohibited in Absence of Notice. No holder of Subordinated Indebtedness shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such holder shall have received written notice thereof (given as provided in this Agreement) from the Operating Company or from any holder of Superior Indebtedness or any agent or representative thereof. Prior to the receipt of any such notice, each holder of Subordinated Indebtedness shall be entitled to assume conclusively that no such facts exist, without, however, limiting any right of any holder of Superior Indebtedness under this section 10 to recover from any holder of the Subordinated Indebtedness any payment made in contravention of this section 10. Each payment on the Subordinated Indebtedness by the Operating Company shall be deemed to constitute a representation of the Operating Company that such payment is permitted to be paid by the Operating Company under this section 10.

     Each holder of Subordinated Indebtedness shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Superior Indebtedness or to be the agent or representative of any holder of Superior Indebtedness to establish that such notice has been given by any such Person. In the event that such holder of Subordinated Indebtedness determines in good faith that further evidence is required with respect to the right of any such Person to participate in any payment or distribution pursuant to this section 10, such holder of Subordinated Indebtedness may request such Person to furnish evidence to the reasonable satisfaction of such holder of Subordinated Indebtedness as to any fact pertinent to the rights of such Person under this section 1, and if such evidence is not furnished, such holder of Subordinated Indebtedness may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     10.11. Limitation on Right of Action. Notwithstanding anything to the contrary contained in this Agreement, the Notes or any of the other Operative Documents, the holders of the Subordinated Indebtedness agree that, if any Superior Indebtedness is outstanding, the holders of the Subordinated Indebtedness will not exercise any right or remedy available to them on account of any Default or Event of Default (other than the right to accelerate the Subordinated Indebtedness in accordance with the terms thereof and the right to exercise any of the Warrants) at any time at which payments may not be made in respect of the Subordinated Indebtedness under section 10.4(a) unless and until the first to occur of (a) the holder or holders of any Superior Indebtedness shall have commenced appropriate proceedings (judicial or nonjudicial) for the enforcement of their rights and remedies, including, without limitation, (i) any action by any holder of any Superior Indebtedness against or with respect to any Obligor to seek collection, or enforce collection, of any Superior Indebtedness, or (ii) any exercise by any holder of any Superior Indebtedness of any right to foreclose on any security interest or to sell any collateral or to exercise any set-off or similar right, (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by or against either Company or any of their respective Subsidiaries (other than by the holders of the Subordinated Indebtedness), or (c) an Event of Default shall have occurred and shall have continued uncured and unwaived for a period of 150 days, provided that, in any event, the holders of the Subordinated Indebtedness may commence any legal proceeding or take any other appropriate action if and to the extent necessary to prevent the imminent expiration of any applicable period of limitations or the loss of any right under any applicable statute of limitations or other law.

11.   Registration, etc.

      11.1. Shelf Registration.

          (a) As soon as practicable following the Closing Date, the Holding Company shall prepare and file with the Commission a registration statement on Form S-3 with respect to all of the Registrable Shares and shall use its best efforts to cause such registration statement to become effective as soon as practicable, but in any event not later than the one year anniversary of the Closing Date, so as to permit the sale to the public of the Registrable Shares through such methods and means as shall be specified in such registration statement at the direction of the holders of the Registrable Shares. The Holding Company shall use its best efforts to keep such registration statement current and effective with respect to all of the Registrable Shares by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements, until the earlier of (i) the second anniversary of the effectiveness of the registration statement and (ii) the date on which all of the Registrable Shares have been sold to the public pursuant to an effective registration statement or in accordance with Rule 144 (or any similar provision then in force) under the Securities Act. In addition, if at any time and from time to time prior to July 12, 2006, a registration statement on Form S-3 is not effective with respect to the Registrable Shares of any holder thereof, upon the request of such holder of Registrable Shares, the Holding Company shall prepare and file with the Commission a registration statement on Form S-3 with respect to such holder's Registrable Shares (and the Registrable Shares of any other holder thereof who shall notify the Holding Company, within 10 days of receiving the notice referred to below in this Section 11.1(a), that it requests that its Registrable Shares be included in such registration statement) and shall use its best efforts to cause such registration statement to become effective as soon as practicable following each such request of any holder of Registrable Shares, so as to permit the sale to the public of such Registrable Shares through such methods and means as shall be specified in such registration statement at the direction of the holder or holders of 75% of the Registrable Shares to be included in such registration. The
     Holding Company shall use its best efforts to keep such registration statement current and effective with respect to all of the Registrable Shares included in such registration statement by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements, until the earlier of (i) the second anniversary of the effectiveness of such registration statement and
     (ii) the date on which all of the Registrable Shares have been sold to the public pursuant to an effective registration statement or in accordance with Rule 144 (or any similar provision then in force) under the Securities Act. Immediately following its receipt of any holder's request to register Registrable Shares, the Holding Company shall notify each other holder of Registrable Shares. The Holding Company may be required pursuant to this
     Section 11.1 to file (and keep effective) such registration statements on any number of occasions by the several holders of Registrable Shares.

          (b) The obligations of the Holding Company under this section 11.1 are subject to the following terms:

               (i) the Holding Company shall not include in the registration effected pursuant to this section 11.1 any other securities (including, without limitation, any to be issued and sold by the Holding Company), without the prior written consent of the holder or holders of 75% of the Registrable Shares to be included in such registration; and

               (ii) the Holding Company shall pay all Registration Expenses related to such registrations effected pursuant to this section 11.1.

          (c) The Companies jointly and severally represent and warrant that the Holding Company has and shall continue at all times to satisfy all of the conditions to the use of Form S-3, including, without limitation, the timely filing of all reports required to be filed under the Exchange Act during the twelve calendar months preceding the date in question.

      11.2. Incidental Registration.

          (a) If the Holding Company at any time or from time to time shall determine to effect the registration, qualification and/or compliance of any of its Shares (whether in connection with an offering by the Holding Company or others) (otherwise than pursuant to a registration effected pursuant to section 2 of the Registration Rights and Holdback Agreement dated as of July 12, 1996, by and between Spectra-Physics and the Holding Company or a registration on a form inappropriate for an underwritten public offering or relating solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction), then, in each such case, the Holding Company will:

               (i) promptly give written notice of the proposed registration, qualification and/or compliance (which shall include a list of the jurisdictions in which the Holding Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to each holder of any Registrable Shares; and

               (ii) include among the Shares which it then registers or qualifies all Registrable Shares specified by any holder thereof in a written request or requests, made within 30 days after receipt of such written notice from the Holding Company.

          (b) The obligations of the Holding Company under this section 11.2 are subject to the following terms:

               (i) the Holding Company shall pay all Registration Expenses related to any registration, qualification or compliance requested pursuant to this section 11.2; and

               (ii) if, in connection with any underwritten offering pursuant to this section 11.2, the managing underwriter(s) shall impose a limitation on the number or kind of securities which may be included in any such registration because, in its reasonable judgment, such limitation is necessary to effect an orderly public distribution, then the Holding Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares (which may be none) as is determined in good faith by such managing underwriter, provided that, if any securities are being offered for the account of any Person other than the Holding Company and the holders of the Registrable Shares, the reduction in the number of Registrable Shares included in such registration shall not represent a greater percentage of the amount of Registrable Shares originally requested to be registered and sold in such registration than the lowest such percentage reduction imposed upon any other Person.

     11.3. Permitted Registration. If and to the extent that any holder or holders of any Registrable Shares shall have, at the time of delivery of the written request referred to in section 11.2, no present intention of selling or distributing such securities, the Holding Company shall be obligated to effect the registration, qualification and compliance of such securities of such holder or holders only if and to the extent, in each case, that such registration, qualification and compliance are at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned.

     11.4. Registration Procedures. In the case of each registration, qualification and/or compliance contemplated by this section 11, the Holding Company will keep the holder or holders of Registrable Shares advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise each such holder, upon request, of the progress of such proceedings. In addition, the Holding Company will follow procedures customarily observed by issuers in registered public offerings, and accord to the holder or holders of Registrable Shares all rights (including, without limitation, the right to perform appropriate "due diligence") customarily accorded to selling stockholders in secondary distributions and to managing underwriters if the transaction in question is or were an underwritten public offering. At the expense of the Holding Company, the Holding Company will in the case of each registration, qualification and/or compliance contemplated by this section 11 (a) take all necessary action under any applicable blue sky or other state securities law to permit the sale and/or distribution of the Registrable Shares pursuant thereto, all as requested by the holder or holders of Registrable Shares included therein, provided that the Holding Company shall not be required to so register or qualify the Registrable Shares in any jurisdiction if, solely as a result thereof, the Holding Company must qualify generally to do business therein or consent to general service of process therein, (b) comply with applicable requirements of all regulatory entities, including, without limitation, the National Association of Securities Dealers, Inc., (c) furnish each holder of Registrable Shares included therein such number of registration statements, prospectuses, supplements, amendments, offering circulars and other documents incidental thereto as such holder from time to time may reasonably request, (d) list all Registrable Shares on each securities exchange on which securities of the same class are then listed and
(e) furnish (or cause to be furnished) to each holder of Registrable Shares, all undertakings, agreements, certificates, opinions, financial statements and "comfort letters" of the sort customarily provided to selling stockholders in secondary distributions and to the managing underwriters, if the transaction in question is or were an underwritten public offering. Each holder of Registrable Shares will furnish to the Holding Company upon request by the Holding Company such information regarding such holder and any distribution of Registrable Shares proposed by such holder as may be required to consummate any registration, qualification and/or compliance contemplated by this section 11.

     11.5. Indemnification. Without limiting the generality of section 21, the Companies will jointly and severally indemnify, defend and hold harmless each holder of Registrable Shares included in any registration, qualification and/or compliance contemplated by this section 11 and each underwriter of such securities, and each Person, if any, who controls each such holder and underwriter within the meaning of the Securities Act, and their respective directors, officers, employees, agents, advisors and Affiliates (each, an "Indemnified Person"), to the fullest extent enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, supplement, amendment, offering circular or other document related to any registration, qualification or compliance or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) of the Securities Act or other securities laws in connection with any such registration, qualification or compliance, and will reimburse each such Indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating and/or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability, action or violation; provided that the Companies will not be liable in any such case to any such Indemnified Person if, but only to the extent that, any such claim, loss, damage, liability, action, violation or expense is finally determined to arise out of or result from any untrue statement in or omission from written information furnished to the Holding Company by an instrument duly executed by such Indemnified Person and stated to be specifically for use therein. Each holder of Registrable Shares will, if securities held by such holder are included in a registration effected pursuant to this section 11, indemnify, defend and hold harmless the Holding Company, each of its directors and officers who signs the related registration statement, and each Person, if any, who controls the Holding Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, supplement, amendment, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holding Company and such directors, officers or Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in (or omitted from) such registration statement, prospectus, supplement, amendment, offering circular or other document in reliance upon and in conformity with written information furnished to the Holding Company by an instrument duly executed by such holder and stated to be specifically for use therein; provided that the liability of any such holder under this section 11.5 shall be limited to the net sales proceeds actually received by such holder as a result of the sale by it of securities in such registration.


     11.6. Restrictions on Other Agreements. The Holding Company will not grant any right relating to the registration of its securities if the exercise thereof interferes with or is inconsistent with or will delay (or could reasonably be expected to interfere with or be inconsistent with or delay) the exercise and enjoyment of any of the rights granted under this section 11, without the written consent of holders of 75% or more of (34) the Registrable Shares at the time issued and/or issuable, which consent may be given or withheld in the sole discretion of such holders. The Holding Company will not permit any of its Subsidiaries to effect, or to grant any right relating to, the registration of its securities.

12.   Put Rights.

     12.1. Put Rights. Each holder of Put Securities (as defined below) shall have the right to require the Companies to purchase all or any portion of the Put Securities owned by such holder concurrently with the occurrence of any Put Event (as defined below), in each case at a purchase price equal to the aggregate Put Price (as defined below) for such Put Securities. Each such holder may exercise such option by delivering to the Companies a notice (a "Put Notice") specifying that the Put Securities therein described are to be purchased by the Companies and, if the Underlying Securities are not then Publicly Traded, specifying the appraiser (first referred to in the definition of Fair Value below) that shall determine the Fair Value of the Put Securities. Upon receipt of any such Put Notice from a holder of Put Securities, the Companies shall be obligated, jointly and severally, to purchase the Put Securities specified in such Put Notice on the date upon which such Put Event shall occur (the "Put Closing Date"), unless in any case the Companies and such holder agree to a different date. The closing for any payment of the Put Price due to any holder of Put Securities under this section 12.1 shall occur at the principal office of the Companies, unless the Companies and such holder agree to a different location, and the aggregate Put Price shall be paid in immediately available funds against delivery of the certificates evidencing such Put Securities as are to be purchased from such holder at such closing. Promptly after receipt by the Companies of a Put Notice from a holder of Put Securities, the Companies will notify each other holder of Put Securities of receipt of such Put Notice and thereafter shall furnish to each holder such information relating to the same as such holder may request from time to time. The Companies will notify each holder of Put Securities of the occurrence of any event which will, or could reasonably be expected to, result in a Put Event at least 30 days (but not more than 60 days) prior to the occurrence of such Put Event. The Companies shall not permit a Put Event to be consummated unless the notice required by the preceding sentence with respect to such Put Event has been delivered in accordance with such preceding sentence.

     12.2. Defined Terms. As used herein, the following terms have the following respective meanings:

          "Current Market Price" of any Underlying Security as of any date herein specified shall mean the average of the daily closing prices for the 30 consecutive trading days commencing 45 trading days before the day in question. The closing price for each day shall be (a) if such Underlying
     Security is listed or admitted for trading on any national securities exchange, the last sale price of such Underlying Security, regular way, or the average of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which such Underlying Security is listed, or (b) if not reported as described in clause (a), the average of the closing bid and asked prices of such Underlying Security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Companies.

          "Fair Value" shall mean the fair value of the appropriate Put Security as determined in accordance with generally accepted financial practice by an independent appraiser of recognized national standing selected by the holders of a majority of the Put Securities requested to be repurchased (provided such appraiser is reasonably satisfactory to the Companies). The Companies shall use their best efforts to enable the independent appraiser to provide its determination not later than 10 days following its selection. Each such determination of Fair Value shall be set forth in writing and shall be conclusive and binding on the Companies and on the holders of the Put Securities to be repurchased. The Companies shall pay all of the expenses incurred in connection with each such determination, including, without limitation, the expenses of each appraiser.

          "Publicly Traded" shall mean, with respect to the Underlying Securities or the equity securities referred to in the definition of "Put Event", on any date, listed or admitted for trading on any national securities exchange or quoted on the over-the-counter market of the National Association of Securities Dealers, Inc. Automated Quotation System, in each case on such date and during the immediately preceding 45 consecutive days and having an average daily trading volume of not less than 78,500 during such period.

          "Put Event" shall mean (a) the merger or consolidation of the Holding Company or any of its Material Subsidiaries with or into another Person (other than a merger of the Holding Company with or into another Person, the sole purpose and result of which is to change the jurisdiction of incorporation of the Holding Company to another state of the United States) which does not have a class of Publicly Traded equity securities registered under the Exchange Act and where the consideration to be received by the holders of the Holding Company's Shares in connection with such merger or consolidation does not consist solely of cash payable in full upon consummation of such merger or consolidation, or (b) the sale, transfer or other disposition by the Holding Company or any of its Material Subsidiaries of all or any substantial part of its properties and assets to another Person for consideration which (i) is other than (A) Publicly Traded equity securities registered under the Exchange Act and/or (B) cash and (ii) is then distributed to the stockholders of the Holding Company or the holders of Superior Indebtedness.

          "Put Price" at any date,  as applied to any Put  Security,  shall mean
     (i) if the  Underlying  Securities are not then Publicly  Traded,  the Fair

     Value thereof as of the date of occurrence of the  applicable Put Event and
     (ii) if the Underlying Securities are then Publicly Traded, the Current Market Price thereof as of the date of occurrence of the applicable Put Event. The Put Price of any Warrant shall be reduced by an amount equal to the amount payable upon exercise thereof (if and to the extent not otherwise paid to the Holding Company).

          "Put   Securities"   shall  mean  the  Warrants  and  the   Underlying
     Securities, each of which is a "Put Security".

     12.3 Continued Effect. The provisions of this section 12 are applicable to successive Put Events. No failure on the part of any holder of the Put Securities to exercise any right under this section 12 arising on account of any Put Event shall affect or impair any other right of such holder, in respect of the Put Securities or otherwise, under any of the Operative Documents. The covenants contained in this section 12 shall continue in effect so long as any Put Securities are outstanding and, without limiting the generality of the foregoing, shall survive the payment, prepayment and/or replacement of any other Securities and any merger, consolidation, recapitalization, sale of assets or other similar transaction or event involving the Holding Company and/or any of its Subsidiaries.

13.   Board Inspection Rights.

          (a) At any reasonable time and from time to time, upon reasonable notice, the Companies will permit any holder of the Notes or Warrants or any agents or representatives thereof, to examine and make abstracts from any resolutions and consents of, and any minutes and other records of meetings of, the respective boards of directors (and committees thereof) of the Holding Company and its Subsidiaries, and to discuss the affairs, finances and accounts of the Holding Company and its Subsidiaries with any of their directors.

          (b) The Holding Company will meet at least once each calendar year with representatives of the holders of the Notes and Warrants to discuss the affairs, finances and accounts of the Holding Company and its Subsidiaries.

14. Covenants of the Companies. From and after the date of this Agreement, and thereafter so long as any of the Notes shall remain outstanding, the Companies will duly perform and observe, for the benefit of the holders of the Notes, each and all of the covenants and agreements hereinafter set forth:

          14.1. Books of Record and Account; Reserves. Each Company will, and will cause each of its Subsidiaries to (a) at all times keep proper books of record and account in which full, true and correct entries shall be made of its transactions in accordance with GAAP and (b) set aside on its books from its earnings for each fiscal year all such proper reserves as shall be required in accordance with GAAP in connection with its business.

          14.2.  Payment  of  Taxes;   Existence;   Maintenance  of  Properties;
     Compliance with Laws; Lines of Business; Proprietary Rights. Each Company will, and will cause each of its Subsidiaries to:

               (a) pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its property, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien upon its property; provided that no such Person shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP; provided, further, that each Company will, and will cause each of its Subsidiaries to, pay any such tax, assessment, charge, levy or claim prior to the commencement of any proceeding to foreclose any Lien securing the same;

               (b) do or cause to be done all things necessary to preserve and keep in full force and effect its existence (except that nothing in this section 14.2(b) shall prohibit the consummation of any merger, consolidation or other business combination permitted under sections 14.13, 14.14 and/or 14.15, as applicable);

               (c) maintain and keep its material properties in good repair, working order and condition, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

               (d) comply in all material respects with all applicable laws, statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, all Environmental Laws); provided that no such Person shall be required by reason of this section 14.2(d) to comply therewith at any time while it shall be contesting its obligation to do so in good faith by appropriate proceedings promptly initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP;

               (e) engage only in the Business (and in other lines of business related to the Business) substantially in the manner described in the Disclosure Document; and

               (f) own or have a valid license for all material Proprietary Rights and Licenses used by it in the conduct of its business.

          14.3. Insurance. Each Company will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties and businesses against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or a similar business and similarly situated, in such amounts and by such methods as shall be customary for such Persons and reasonably deemed adequate by the Companies.

          14.4. Limitation on Discount or Sale of Receivables. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, directly or indirectly, discount or sell any of their accounts receivable, except that each Company or any such Subsidiary may settle doubtful accounts or may grant discounts (such as quantity or prompt payment discounts) in the ordinary course of business.

          14.5. Limitation on Funded Debt and Current Debt. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, be liable or create, assume, incur, guarantee, or in any manner become liable, contingently or otherwise, in respect of any Funded Debt or Current Debt other than:

      (a)   in the case of the Holding Company and the Operating Company:

          (i) Funded Debt evidenced by the Notes;

          (ii) Funded Debt evidenced by the Seller Notes, but no extension, refinancing, refunding or renewal thereof;

          (iii) Funded Debt and Current Debt outstanding on the date hereof and referred to in Exhibit 5.9 attached hereto (excluding any Funded Debt or Current Debt evidenced by the Seller Notes or outstanding under the Bank Credit Documents), but no extension, refinancing, refunding or renewal thereof;

          (iv) Funded Debt or Current Debt outstanding under the Bank Credit Documents and under any Refinancing Agreement (but no other extension, refinancing, refunding or renewal of the Bank Credit Documents), provided that the aggregate principal amount (and face amount of letters of credit) of such Funded Debt and Current Debt (A) under the term loan facilities established by the Bank Credit Agreement (or any Refinancing Agreement) shall at no time exceed (1) $84,000,000 minus (2) the sum of all repayments of the principal of such Indebtedness and (B) under the revolving credit facility established by the Bank Credit Agreement (or any Refinancing Agreement) shall at no time exceed (1) $21,000,000 minus (2) the sum of all repayments of the principal of such Indebtedness (other than any repayment that may be thereafter reborrowed under such revolving credit facility) and minus (3) the sum of all permanent reductions in the amount of the borrowing availability under such revolving credit facility;

            (v) additional Funded Debt or Current Debt not otherwise permitted under this section 14.5, provided that, both at the time of and immediately after giving effect to the incurrence thereof and the retirement of any Indebtedness which is concurrently being retired:

               (A) no Default or Event of Default shall have occurred and be continuing; and

               (B) the aggregate outstanding principal amount of Funded Debt and Current Debt incurred pursuant to this clause (v) shall not exceed at any time the greater of (1) $10,000,000 and (2) such amount that, if incurred at the end of the immediately preceding fiscal quarter of the Holding Company, would have caused the Consolidated Indebtedness Ratio (calculated at the end of such fiscal quarter on a pro forma basis) to exceed 2.50 to 1.00; and

          (vi) Funded Debt and Current Debt owed to any Wholly-Owned Subsidiary; and

     (b) in the case of any Subsidiary of the Holding Company (other than the Operating Company):

          (i) Funded Debt evidenced by the Note Guarantees;

          (ii)  Funded  Debt  arising  under  Guarantees  of Funded  Debt of the
     Companies   permitted  under  section   14.5(a)(iii),   14.5(a)(iv)  and/or
     14.5(a)(v); and

          (iii) Funded Debt or Current Debt (other than that of a Foreign Subsidiary) owed to the Holding Company or a Wholly-Owned Subsidiary (other than a Foreign Subsidiary), provided that such Funded Debt or Current Debt is evidenced by a promissory note.

For purposes of this section 14.5, any Person becoming a Subsidiary of the Holding Company after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Funded Debt and Current Debt, and any Person extending, refinancing, refunding or renewing any Funded Debt or Current Debt shall be deemed to have incurred such Funded Debt or Current Debt, as the case may be, at the time of such extension, refinancing, refunding or renewal.

          14.6. Limitation on Restricted Payments; Payments on Seller Notes.

          (a) Neither Company will, and neither Company will permit any of their respective Subsidiaries to, directly or indirectly, make or commit to make any Restricted Payment; provided that the Holding Company may acquire shares of Common Stock for an aggregate purchase price not to exceed

     $3,000,000 if, both at the time of each such purchase and immediately after giving effect thereto, (i) Consolidated Net Worth shall be not less than $44,000,000 and (ii) no Default or Event of Default shall have occurred and be continuing.

          (b) Neither Company will, and neither Company will permit any of their respective Subsidiaries to, make any payment or prepayment in respect of the Seller Notes if such payment or prepayment is prohibited by the subordination provisions of the Seller Notes.

          14.7. Certain Financial Covenants. The Companies will, and will cause their respective Subsidiaries to:

     (a) Fixed Charge Coverage Ratio. Maintain at the end of each fiscal quarter of the Holding Company specified below in this section 14.7(a) a ratio of
     (i) (x) Consolidated EBITDA for the most recently completed four fiscal quarters of the Holding Company (provided that, if such four fiscal quarter period includes either or both of the fiscal quarters ending on March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period) less (y) the sum of (A) Consolidated Capital Expenditures made during such period plus (B) the aggregate amount of federal, state, local and foreign taxes paid by the Holding Company and its Subsidiaries during such period to (ii) the sum of (w) cash interest payable by the Holding Company and its Subsidiaries on Consolidated Indebtedness during such period, plus (x) cash rentals payable under Capital Leases during such period, plus (y) principal amounts of Consolidated Funded Debt and Current Debt payable by the Holding Company and its Subsidiaries during such period, plus (z) the aggregate purchase price paid by the Holding Company and its Subsidiaries during such period to purchase Common Stock of the Holding Company of not less than the ratio set forth below for such period (provided that if such four fiscal quarter period includes either or both of the fiscal quarters ending on March 31, 1996 or June 30, 1996, (i) Capital Expenditures for such four fiscal quarter period shall be the lesser of (A) the product of actual Capital Expenditures made during such period since the Closing Date multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since the Closing Date and (B) $14,000,000, (ii) interest expense for such four fiscal quarter period shall be the product of the actual amount of interest expense payable during such period since the Closing Date multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since the Closing Date and (iii) aggregate taxes paid during such four fiscal quarter period shall be the product of the actual taxes paid during such period since the Closing Date multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters have elapsed since the Closing):

      Four Fiscal Quarters Ending Ratio

            12/31/96 ..............................  1.01
            3/31/97 ...............................  1.01
            6/30/97 ...............................  1.01
            9/30/97 ...............................  1.01
            12/31/97 ..............................  1.01
            3/31/98 ...............................  1.01
            6/30/98 ...............................  1.01
            9/30/98 ...............................  1.01
            12/31/98 ..............................  1.01
            3/31/99 and the last day of
            each fiscal quarter thereafter ........  1.15x

          (b) Consolidated Indebtedness Ratio. Maintain at the end of each fiscal quarter of the Holding Company specified below in this section 14.7(b) a Consolidated Indebtedness Ratio for such date of not more than the ratio set forth below for such period:

      Four Fiscal Quarters Ending Ratio

            9/30/96 ...............................  5.50x
            12/31/96 ..............................  5.50x
            3/31/97 ...............................  5.25x
            6/30/97 ...............................  5.25x
            9/30/97 ...............................  4.75x
            12/31/97 ..............................  4.75x
            3/31/98 ...............................  4.25x
            6/30/98 ...............................  4.25x
            9/30/98 ...............................  4.25x
            12/31/98 ..............................  4.25x
            3/31/99 and the last day of
            each fiscal quarter thereafter ........  3.75x

     (c) Senior Debt to EBITDA Ratio. Maintain at the end of each fiscal quarter of the Holding Company specified below in this section 14.7(c) a ratio of (i) Consolidated Senior Debt outstanding on the last day of such fiscal quarter to
(ii) Consolidated EBITDA for the most recently completed four fiscal quarters of the Holding Company (provided that, if such four fiscal quarter period includes any or all of the fiscal quarters ending on December 31, 1995, March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period), of not more than the ratio set forth below for such period:

      Four Fiscal Quarters Ending Ratio

            9/30/96 ...............................  4.00x
            12/31/96 ..............................  4.00x
            3/31/97 ...............................  4.00x
            6/30/97 ...............................  4.00x
            9/30/97 ...............................  3.50x
            12/31/97 ..............................  3.50x
            3/31/98 ...............................  3.00x
            6/30/98 ...............................  3.00x
            9/30/98 ...............................  3.00x
            12/31/98 ..............................  2.75x
            3/31/99 and the last day of
            each fiscal quarter thereafter ........  2.50x

     (d) Net Worth. Maintain at all times an excess of Consolidated Total Assets over Consolidated Total Liabilities of not less than (i) $34,000,000 plus (ii) 50% of positive Consolidated Net Income (without adjustment for any loss) during the period after June 30, 1996 to and including each date of determination computed on a cumulative basis for said entire period.

     14.8. Limitation on Investments. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, directly or indirectly, make or hold any Investment in any Person other than:

     (a) Investments by the Holding Company, the Operating Company and their respective Subsidiaries in their Subsidiaries outstanding on the date hereof and additional Investments in Wholly-Owned Subsidiaries in an aggregate amount invested from the date hereof not to exceed $6,000,000 (provided that, not more than an aggregate amount of $4,000,000, may be invested from the date hereof in Foreign Subsidiaries);

     (b) (i) loans to employees of the Holding Company and its Subsidiaries in connection with purchases of stock of the Holding Company pursuant to the PSC Stock Option Plans in an aggregate principal amount not to exceed $1,000,000 at any time outstanding and (ii) loans and advances to employees in the ordinary course of business of the Holding Company, the Operating Company and their respective Subsidiaries as presently conducted in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

     (c) Investments by the Holding Company, the Operating Company and their respective Subsidiaries in Cash Equivalents;

     (d) Investments by the Holding Company, the Operating Company and their respective Subsidiaries in Hedge Agreements permitted under section 14.11(c);

     (e) Investments  consisting of intercompany  debt permitted by section 14.5
(b);

     (f)  Investments  (i) existing on the date hereof and  described on Exhibit
5.9 attached hereto or (ii) otherwise disclosed on such Exhibit 5.9; and

     (g) other Investments in an aggregate amount invested not to exceed $3,000,000; provided that with respect to Investments made under this clause
(g); (i) any newly acquired or created Subsidiary of the Holding Company, the Operating Company or any of their respective Subsidiaries shall be a Wholly-Owned Subsidiary Guarantor, (ii) immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and (iii) any business acquired or invested in pursuant to this clause (g) shall be in the same general line of business as the Holding Company, the Operating Company or any of their respective Subsidiaries.

     14.9. Limitation on Liens. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, create or suffer to exist any Lien in respect of any property of any character (whether owned on the date hereof or hereafter acquired) other than:

          (a) any Lien created pursuant to the Bank Credit Documents securing Funded Debt or Current Debt or other obligations of the Companies under the Bank Credit Agreement or any Guarantee thereof by any Subsidiary, in each case to the extent such Funded Debt or Current Debt or Guaranty is permitted under section 14.5;

          (b) Permitted Liens;

          (c) any Lien  existing on the date  hereof and  referred to on Exhibit
     5.9 attached hereto;

          (d) purchase money Liens upon or in real property or equipment acquired or held by the Holding Company, the Operating Company or any of their respective Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Funded Debt and/or Current Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided that (i) no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced and (ii) any Funded Debt and/or Current Debt secured by Liens permitted by this clause (d) shall be permitted under section 14.5(a)(v);

          (e) Liens arising in connection  with Capital Leases  permitted  under section 14.5(a)(v); provided that no such Lien shall extend to or cover any properties or assets other than the properties and assets subject to such Capital Leases; and

          (f) the replacement, extension or renewal of any Lien permitted by clauses (c) through (e) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Funded Debt and/or Current Debt secured thereby.

In no event shall there be any Liens securing the Seller Notes.

     14.10. Limitation on Transactions with Affiliates. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, engage in any transaction (including, without limitation, the purchase, sale or exchange of any properties and assets or the rendering of any services) with an Affiliate of either Company or of any of their respective Subsidiaries on terms less favorable to either Company or any such Subsidiary in any material respect than would be obtainable at the time in comparable transactions with a Person not such an Affiliate.

     14.11. Limitation on Rental Obligations; Capital Expenditures; Hedge Agreements. Neither Company will, and neither Company will permit any of their respective Subsidiaries to:

     (a) create, incur, assume or suffer to exist any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease including Capital Leases having an original term of one year or more that would cause the Consolidated Rental Obligations in respect of all such obligations to exceed $4,000,000 payable in any period of 12 consecutive months; or

     (b) make any Capital Expenditures in any period set forth below that would cause the aggregate of all such Capital Expenditures made by the Companies and their respective Subsidiaries in such period to exceed the amount set forth below for such period:

     Fiscal Quarter Ending                            Amount

      Closing Date through 12/31/96 ..............  $8,000,000

      Fiscal year ending 12/31/97 ................  14,000,000

      Fiscal year ending 12/31/98 ................  17,000,000

      Fiscal year ending 12/31/99 ................  20,000,000

      Fiscal year ending 12/31/2000 ..............  21,000,000

      Fiscal year ending 12/31/2001
      and each fiscal year ending thereafter .....  17,000,000

; or

     (c)  engage in any  transaction  involving  commodity  options  or  futures
contracts  or  any  similar  speculative   transactions  except  for  the  Hedge
Agreements permitted under Section 5.01(p) of the Bank Credit Agreement.

     14.12. Limitation on Issuance of Shares of Subsidiaries. The Holding Company will not permit any of its Subsidiaries to (a) issue, sell or otherwise dispose of any Shares (or any securities convertible into or exercisable or exchangeable for Shares) of such Subsidiary except to either Company or
(b) except pursuant to the consummation of a transaction permitted under section 14.15, sell, transfer or otherwise dispose of any Shares (or any securities convertible into or exercisable or exchangeable for Shares) of any other Subsidiary of either Company except to either Company. Each Company will not, in any event, permit any Subsidiary of such Company to have outstanding any Preferred Shares. The Holding Company shall at all times remain the sole owner of all outstanding shares of capital stock of the Operating Company and all options or warrants to acquire the same.

     14.13. Limitation on Subsidiary's Consolidation or Merger. The Holding Company will not permit any of its Subsidiaries to consolidate with or merge into any other Person, provided that (a) any Subsidiary (other than the Operating Company) may consolidate with or merge into any Wholly-Owned Subsidiary Guarantor if the resulting or surviving Person of such consolidation or merger is a Wholly-Owned Subsidiary Guarantor and is not a Foreign Subsidiary, (b) any Foreign Subsidiary may consolidate with or merge into any other Foreign Subsidiary if the resulting or surviving Person of such consolidation or merger is a Wholly-Owned Subsidiary and (c) any Subsidiary (other than the Operating Company) may merge into the Holding Company if the Holding Company is the surviving Person of such merger; provided, further, that in each case on the date of such consolidation or merger and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

     14.14. Limitation on Holding Company's Consolidation or Merger. The Holding Company will not consolidate with or merge into any other Person, provided that any Subsidiary (other than the Operating Company) may merge into the Holding Company if the Holding Company is the surviving Person of such merger and if on the date of such merger and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

     14.15. Limitation on Disposition of Property. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, directly or indirectly, sell, lease or otherwise dispose of (including by way of merger, consolidation or other business combination) any of their respective properties and assets (or any right, title or interest therein), whether real, personal or mixed, tangible or intangible, including, without limitation, Shares, securities or Indebtedness of any Subsidiaries of either Company, except for:

          (a) sales by the Companies and their respective Subsidiaries of inventory in the ordinary course of business consistent with prudent business practice; and

          (b) other sales by the Companies and their respective Subsidiaries of properties and assets for consideration in any fiscal year in an aggregate amount not to exceed $2,000,000, provided that in the case of this section 14.15(b), on the date of each such disposition and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Companies shall be permitted to become liable in respect of at least $1 of additional Funded Debt or Current Debt under section 14.5(a)(v); and

          (c) sales by the Companies and their respective Subsidiaries of properties and assets in excess of the limitations set forth in section 14.15(b), provided that in the case of this section 14.15(c), on the date of each such disposition and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Companies shall be permitted to become liable in respect of at least $1 of additional Funded Debt or Current Debt under section 14.5(a)(v), and (iii) the aggregate fair market value (determined in each case as of the date of disposition) of all properties and assets disposed of pursuant to section 14.15(b) and this section 14.15(c) by the Companies and their respective Subsidiaries (A) since the beginning of the then current fiscal year of the Holding Company is less than 10% of Consolidated Total Assets as at the last day of the most recently completed fiscal year of the Holding Company and (B) since the Closing Date is less than 30% of Consolidated Total Assets as at the last day of the most recently completed fiscal year of the Holding Company.

A disposition of (x) property made by any Subsidiary to either Company or (y) obsolete assets in the ordinary course of business consistent with prudent business practice shall be disregarded for purposes of this section 14.15.

     14.16. Modification of Certain Documents, Agreements and Instruments. Neither Company will, and neither Company will permit any of their respective Subsidiaries to:

          (a) file any resolution of its board of directors (or other governing body) with the Secretary of State of the jurisdiction of its organization if such resolution is related to the issuance of Preferred Shares or if the effect thereof is, or could reasonably be expected to be, adverse to the interests of any holder of any of the Securities;

          (b) have a fiscal year which ends on any date other than the last day of December; or

          (c) amend, modify, supplement or waive any term, condition or provision of its Organizational Documents or any of the agreements, documents or instruments referred to in section 4.3, including, without limitation, the Acquisition Documents and the Bank Credit Documents, or any Refinancing Agreement or enter into any Refinancing Agreement or any other agreement, document or instrument or transaction, if the effect thereof is, or could reasonably be expected to be, adverse to the interests of any holder of any of the Securities or to impose restrictions upon the right and obligation of the Companies to make payments on the Notes or to pay the Put Price under section 12 that are more restrictive in any material respect than those set forth in its Organizational Documents or such other agreements, documents and instruments as in effect on the Closing Date. Without limiting the generality of the foregoing, neither Company will, and neither Company will permit any of their respective Subsidiaries to, amend, supplement, modify or waive any term of the Bank Credit Documents or any Refinancing Agreement or enter into any Refinancing Agreement if the effect of any such amendment, supplement, modification, waiver or entering into would be that, after giving effect thereto, (i) any of the terms of the Superior Indebtedness relating to the amount of or timing of any payment (or prepayment) of the principal of, premium, if any, or interest on any Superior Indebtedness differs from the terms of the Superior Indebtedness prior to giving effect thereto, (ii) the rate of interest payable on any of the Superior Indebtedness increases, (iii) the aggregate amount of Superior Indebtedness increases to an amount greater than the amount of Superior Indebtedness permitted under the definition of Superior Indebtedness, or
     (iv) any of the terms and provisions of any covenant or agreement, the breach of which constitutes or would constitute a Material Default, changes.

      14.17. Further Assurances; Release of Note Guarantees.

          (a) From time to time hereafter, the Companies will execute and deliver, or will cause to be executed and delivered, such additional agreements, documents and instruments and will take all such other actions as any holder or holders of the Notes may reasonably request for the purpose of implementing or effectuating the provisions of the Operative Documents.

          (b) Without limiting the generality of the foregoing, in the event that either Company at any time or from time to time shall elect to organize or acquire any Subsidiary (subject to the limitations set forth in section 14.18), then and in each such case such Company will promptly (but in any event not later than 20 days prior to consummating any such transaction) notify each holder of the Notes and, not later than the date upon which such transaction is consummated, will cause to be executed and delivered, to the holder or holders of the Notes, one or more Note Guarantees executed by such Subsidiary.

          (c) In the event of a sale or other disposition to an unaffiliated third party of all or substantially all of the assets of a Subsidiary that has executed a Note Guarantee, such Subsidiary or the corporation acquiring such assets, as applicable, will be released and relieved of any obligations under the applicable Note Guarantee, provided that such sale or other disposition is permitted under this Agreement and the Other Securities Purchase Agreements, including, without limitation, section
     14.15 hereof and thereof.

     14.18. Additional Subsidiaries. Notwithstanding anything to the contrary set forth herein, without the prior written consent of the Required Holders of the Notes, neither Company shall organize or acquire any Subsidiary unless at the time of any such organization or acquisition such Subsidiary shall execute and deliver to each holder of any Notes a Note Guarantee.

     14.19 Limitation on Tax Consolidation. Neither Company will, and neither Company will permit any of their respective Subsidiaries to, become a party to a consolidated or combined income tax return with any Person other than the Companies and their respective Subsidiaries.

15. Definitions. Note: Bracketed items are cross-references to the section or sections of this Agreement in which the specified definitions are used; they appear for purpose of convenience only and do not affect the meaning of such definitions.

     15.1. Definitions of Capitalized Terms. The terms defined in this section 15.1, whenever used in this Agreement, shall, unless the context otherwise requires, have the following respective meanings:

     "Accrued  Bankruptcy  Interest" shall have the meaning specified in section
10.

     "Acquisition",    "Acquisition   Agreement",    "Acquisition   Corp."   and
"Acquisition Documents" shall have the respective meanings specified in section 4.3.

     "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such first-mentioned Person, or any individual, in the case of a Person who is an individual, who has a relationship by blood, marriage or adoption to such first-mentioned Person not more remote than first cousin, and, without limiting the generality of the foregoing, shall include (a) any Person beneficially owning or holding 5% or more of any class of Voting Stock or other Shares of such first-mentioned Person or (b) any Person of which such first-mentioned Person owns or holds 5% or more of any class of Voting Stock or other Shares; provided that, for purposes hereof, in no event shall you or any other institutional holder of Securities be deemed to be an Affiliate of either
Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock or by contract or otherwise.

     "Bank Credit Agreement", "Bank Credit Documents" and "Banks" shall have the respective meanings specified in section 4.3.

     "Bankruptcy Code" shall have the meaning specified in section 10.

     "Business" shall have the meaning specified in section 5.4.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day which shall be in Boston, Massachusetts or New York, New York a legal holiday or a day on which banking institutions therein are authorized by law to close.

     "Capital Expenditures" of any Person shall mean any payment made, directly or indirectly, by such Person for the purpose of acquiring or constructing fixed assets, real property or improvements or equipment which, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, any payment made under any Capital Lease or any conditional sale or other title retention agreement.

     "Capital Lease" shall mean any lease or similar arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder are required to be capitalized and shown as liabilities upon a balance sheet of such lessee or obligor prepared in accordance with GAAP or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

     "Cash Equivalents" shall mean any of the following, to the extent owned by the Holding Company or any of its Subsidiaries free and clear of all Liens other than Liens created under the Bank Credit Documents: (a) readily marketable direct obligations of the government of the United States of America or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the government of the United States of America having a maturity not later than 360 days from the date of issuance thereof, (b) insured certificates of deposit of or time deposits having a maturity not later than 360 days from the date of issuance thereof with any commercial bank that is a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States of America or any state thereof and has combined capital and surplus of at least $1 billion or (c) commercial paper having a maturity not later than 180 days from the date of issuance thereof in an aggregate amount of no more than $2,500,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any state of the United States of America and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group.

     "Closing" and "Closing Date" shall have the respective meanings specified in section 3.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency from time to time administering the Securities Act and/or the Exchange Act.

     "Common Stock" shall mean the Common Stock, $0.01 par value, of the Holding Company as constituted on the Closing Date and any Shares into which such Common Stock shall have been changed or any Shares resulting from any reclassification of the Common Stock.

     "Companies" shall mean the Holding Company and the Operating Company collectively.

     "Consolidated Indebtedness Ratio" shall mean, at any date, the ratio of Consolidated Indebtedness on the last day of the most recently completed fiscal quarter of the Holding Company to Consolidated EBITDA for the most recently completed four fiscal quarters of the Holding Company (provided that, if such four fiscal quarter period includes any or all of the fiscal quarters ending on December 31, 1995, March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period).

     "Consolidated     EBITDA"     [14.7],     "Consolidated     Funded    Debt"
[14.7],"Consolidated Indebtedness" [14.7], "Consolidated Interest Charges" [14.7], "Consolidated Interest Expense" [14.7], "Consolidated Net Income"

[14.7], "Consolidated Rental Obligations" [14.7, 14.11] "Consolidated Senior Debt" [14.7], "Consolidated Total Assets" [14.7, 14.15] and "Consolidated Total Liabilities" [14.7] shall mean the EBITDA, Funded Debt, Indebtedness, Interest Charges, Interest Expense, Net Income, Rental Obligations, Senior Debt, Total Assets and Total Liabilities, as the case may be, of the Holding Company and its Subsidiaries (whether or not ordinarily consolidated in consolidated financial statements of the Holding Company and Subsidiaries), all consolidated in accordance with GAAP, and after giving appropriate effect to outside minority interests, if any, in Subsidiaries, provided that in determining Consolidated Net Income there shall be excluded (a) the Net Income of any Person (other than a Subsidiary of the Holding Company) in which the Holding Company or any Subsidiary of the Holding Company has an ownership interest, except to the extent that any such Net Income has been actually received by the Holding Company or such Subsidiary in the form of dividends or similar distributions,
(b) any undistributed Net Income of a Subsidiary of the Holding Company which for any reason is unavailable for distribution to the Holding Company or any other Subsidiary of the Holding Company, (c) the Net Income of any Person accrued prior to the date it becomes a Subsidiary of the Holding Company or is merged into or consolidated with the Holding Company or a Subsidiary of the Holding Company, (d) in the case of a successor to the Holding Company by consolidation, merger or transfer of assets, the Net Income of such successor accrued prior to such consolidation, merger or transfer, (e) any deferred or other credit representing the excess of the equity in any Subsidiary of the Holding Company at the date of acquisition thereof over the cost of the investment in such Subsidiary and (f) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during the same period.

     "Current Debt" of any Person shall mean, at any date, without  duplication,
(a) all Indebtedness for borrowed money or in respect of Capital Leases or the deferred purchase price of property (including, without limitation, Indebtedness of the kind referred to in clauses (b), (c), (d) and (e) of the definition of Indebtedness), whether or not interest bearing, of such Person at such date which would, in accordance with GAAP, be classified as short-term Indebtedness at such date, but specifically excluding the current maturities of such Person's Funded Debt, (b) all Guarantees by such Person at such date of Current Debt of others and (c) the aggregate amount which is due on or before the expiration of one year from such date in respect of any Redeemable Shares of such Person.

     "Current Market Price" shall have the meaning specified in section 12.

     "Default" shall mean any condition or event which constitutes or, after notice or lapse of time or both, would constitute an Event of Default.

     "EBITDA" of any Person shall mean, for any period, the Net Income of such Person for such period after restoring thereto amounts deducted for (a) Interest Charges, (b) taxes in respect of income and profits, and (c) amortization and depreciation, in each case determined in accordance with GAAP, excluding, in the case of the fiscal quarter in which the Acquisition is consummated, any restructuring charge taken by the Holding Company and its Subsidiaries in connection with the Acquisition.

     "Environmental Laws" shall mean any law, statute, rule, regulation or other governmental standard or requirement relating or pertaining to (a) the generation, manufacture, management, handling, use, sale, transportation, treatment, storage, disposal, delivery, discharge, release or emission of any waste, pollutant or toxic, hazardous or other substance, or (b) any other act, omission or condition affecting or involving the environment or air or water pollution or soil or groundwater contamination.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings thereunder.

     "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) that, together with either Company, would be treated as a single employer under section 4001(b) of ERISA, or that is a member of a group of which either Company is a member and that is a controlled group within the meaning of section 4971(e)(2)(B) of the Code.

     "Event of Default" shall have the meaning specified in section 16.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Fair Value" shall have the meaning specified in section 12.

     "Foreign Subsidiary" shall mean each of the following: (a) each Subsidiary of the Holding Company identified as such on Exhibit 5.2 attached hereto and (b) each Subsidiary of the Holding Company which is organized under the laws of a jurisdiction other than the United States of America or any state thereof.

     "Funded Debt" of any Person shall mean, at any date,  without  duplication,
(a) all Indebtedness for borrowed money or in respect of Capital Leases or the deferred purchase price of property (including, without limitation, Indebtedness of the kind referred to in clauses (b), (c), (d) and (e) of the definition of Indebtedness), whether or not interest-bearing, of such Person which would, in accordance with GAAP, be classified as long-term Indebtedness at such date, but in any event including all such Indebtedness, whether secured or unsecured, of such Person which matures (or which, pursuant to the terms of a revolving credit agreement or otherwise, is directly or indirectly renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof, notwithstanding the fact that payments in respect thereof

(whether installment, serial maturity or sinking fund payments or otherwise) are required to be made by such Person not more than one year after the date as of which the amount of Funded Debt is being determined, other than any amount thereof which is at the time included in Current Debt of such Person, (b) all Guarantees by such Person at such date of Funded Debt of others and (c) the aggregate amount which is due more than one year from such date in respect of any Redeemable Shares of such Person.

     "GAAP" shall mean generally accepted accounting principles as in effect in the United States from time to time, consistently applied.

     "Guarantee" of any Person shall mean, at any date, any obligation of such Person at such date guaranteeing, directly or indirectly, any Indebtedness, liability or other obligation of any other Person in any manner, but in any event including all endorsements (other than for collection or deposit in the ordinary course of business), all discounts with recourse and all obligations incurred through an agreement, contingent or otherwise, (a) to purchase the obligations of any other Person or any security therefor or to advance or supply funds for the payment or purchase of such obligations, or (b) to purchase, sell or lease (as lessee or lessor) property, products, materials or supplies or to purchase or sell transportation or services, primarily for the purpose of enabling the obligor to make payment of such obligations or to assure the owner of such obligations against loss, regardless of the delivery or non-delivery of the property, products, materials or supplies or the furnishing or nonfurnishing of the transportation or services, or (c) to provide funds for the payment of, or obligating such Person to make, any loan, advance, capital contribution or other investment in the obligor for the purpose of assuring a minimum equity, asset base, working capital or other balance sheet condition for any date or to provide funds for the payment of any obligation, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in the obligor. The amount of any Guarantee shall be equal to the amount of all Indebtedness, liabilities and other obligations directly or indirectly guaranteed thereby.

     "Hedge Agreements" shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements of the Companies and their respective Subsidiaries.

     "Holding Company" shall mean PSC Inc., a New York corporation, and any successor thereto.

     "Indebtedness" of any Person shall mean, at any date, all indebtedness, liabilities and other obligations of such Person at such date (other than items of shareholders' equity) which would, in accordance with GAAP, be classified as liabilities of such Person, but in any event including (without duplication):

          (a) all Guarantees of such Person;

          (b) all indebtedness, liabilities and other obligations secured by any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations;

          (c) all indebtedness, liabilities and other obligations of such Person arising under any conditional sale or other title retention agreement, whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property;

          (d) the amount of the obligation required to be recorded by the lessee in respect of any Capital Lease under which such Person is lessee; and

          (e) all indebtedness, liabilities and other obligations arising in connection with letters of credit, bankers acceptances or other credit enhancement facilities and Hedge Agreements.

     "Indemnified Costs" and "Indemnitee" shall have the respective meanings specified in section 21.

     "Indemnified Person" shall have the meaning specified in section 11.5.

     "Interest Charges" of any Person shall mean, for any period, the aggregate amount of all interest paid, payable or guaranteed during such period by such Person in respect of Funded Debt and Current Debt, including, without limitation, Rental Obligations on Capital Leases, determined in accordance with GAAP.

     "Interest Expense" of any Person shall mean, for any period, Interest Charges of such Person for such period net of interest income for such period, whether paid or accrued, and including, without limitation, (a) commissions, discounts and other fees and charges payable in connection with letters of credit and (b) the net payment, if any, payable in connection with Hedge
Agreements less the net credit, if any, received in connection with Hedge Agreements.

     "Investment" of any Person shall mean any investment made by such Person in any other Person by stock purchase, capital contribution, loan, advance, acquisition of Indebtedness, Guarantee or otherwise.

     "Licenses" shall mean certificates of public convenience and necessity, franchises, licenses and other permits and authorizations from governmental authorities.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, lien (statutory or otherwise), preference, priority, security interest, chattel mortgage or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property and any lease having substantially the same effect as any of the foregoing.

     "Make Whole Amount" shall mean, at any date, with respect to any prepayment or payment (whether on account of acceleration or otherwise) of any Notes (but excluding any prepayment of Notes pursuant to section 9.3), if the Treasury Rate plus 200 basis points at such date is lower than 11.25%, the excess of (x) the present value of the principal and interest payments on and in respect of the Notes being prepaid or paid, as the case may be, that would otherwise become due and payable (without giving effect to such prepayment or payment) (including the final payment on the maturity date of the Notes), discounted at a rate which is equal to the Treasury Rate plus 200 basis points over (y) the principal amount of the Notes being prepaid or paid, as the case may be, at par. If the Treasury Rate plus 200 basis points at the date of such prepayment or payment is equal to or higher than 11.25% per annum, the Make Whole Amount is zero.

     "Material Adverse Change" shall mean a material adverse change in or effect upon any of (a) the condition (financial or otherwise), business, performance, operations, properties, profits or prospects of the Operating Company and its Subsidiaries taken as one enterprise, the Holding Company and its Subsidiaries taken as one enterprise or any of the material assets or liabilities acquired or assumed pursuant to the Acquisition Agreement, (b) the legality, validity or enforceability of this Agreement, the Securities or any of the other Operative Documents, (c) the rights and remedies of any holder of Securities with respect to the Securities or (d) the ability of the Holding Company, the Operating Company or any of the other Material Subsidiaries to perform its obligations under any of the Operative Documents and/or to comply with any of the terms thereof applicable to it.

     "Material Default" shall have the meaning specified in section 10.

     "Material Subsidiary" shall mean, at any date of determination, (a) the Operating Company and (b) any other Subsidiary which, in the case of this clause
(b), individually or together with its Subsidiaries, (i) accounted for 5% or more of the consolidated gross revenues of the Holding Company and its Subsidiaries, determined in accordance with GAAP, for the then most recently completed period of four consecutive fiscal quarters of the Holding Company or
(ii) owns (or own) properties and assets (whether real, personal or mixed, tangible or intangible) which have an aggregate fair market value equal to 5% or more of the aggregate fair market value of the properties and assets owned by the Holding Company and its Subsidiaries, determined in accordance with GAAP, as at the end of the then most recently completed fiscal quarter of the Holding Company.

     "Merger"  and  "Merger  Agreement"  shall  have  the  respective   meanings
specified in section 4.3.

     "Multiemployer Plan" shall mean any Plan that is a "multiemployer plan" as defined in section 4001(a)(3) of ERISA.

     "Net Income" of any Person shall mean, for any period, the net income (or net loss), excluding all extraordinary, unusual, nonrecurring and/or nonoperating items, of such Person for such period, determined in accordance with GAAP.

     "Note Guarantees" shall have the meaning specified in section 1.

     "Notes" shall have the meaning specified in section 1.

     "Obligors" shall have the meaning specified in section 10.

     "Officers' Certificate" shall mean a certificate signed on behalf of each Company by its Chief Executive Officer, its President or one of its Vice Presidents and its Chief Financial Officer, Treasurer or one of its Assistant Treasurers.

     "Operating Company" shall mean SpectraScan, Inc., a Delaware corporation, and any successor thereto.

     "Operative Documents" shall mean this Agreement, the Other Securities Purchase Agreements, the Securities, and each of the other agreements, documents and instruments executed in connection herewith and therewith, each as it may from time to time be amended, modified or supplemented.

     "Organizational Documents" of any Person shall mean such Person's charter and by-laws, partnership agreement, operating agreement, trust agreement, as applicable, and/or any other similar agreement, document or instrument.

     "Other Securities Purchase Agreements" and "Other Purchasers" shall have the respective meanings specified in section 1.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Permissible Securities" shall have the meaning specified in section 10.

     "Permitted Liens" shall mean such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies not yet due and payable; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

     "Person"  shall  mean an  individual,  a  corporation,  an  association,  a
joint-stock  company,  a  business  trust  or  other  similar  organization,   a
partnership, a limited liability company, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     "Plan" shall mean an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by either Company or any ERISA Affiliate or with respect to which either Company or any ERISA Affiliate may have any liability.

     "Preferred Shares", as applied to any Person, shall mean Shares of such Person which shall be entitled to preference or priority over any other Shares of such Person in respect of either the payment of dividends or the distribution of assets upon liquidation.

     "Pro Forma EBITDA" shall mean, for the fiscal quarters of the Holding Company ending on December 31, 1995, March 31, 1996 and June 30, 1996, the amount listed on Exhibit 15.1 attached hereto for such fiscal quarter.

     "Proprietary Rights" shall mean any patents, registered and common law trademarks, service marks, trade names, copyrights, licenses and other similar rights (including, without limitation, know-how, trade secrets and other confidential information) and applications for each of the foregoing, if any.

     "PSC Stock Option Plans" shall mean the 1987 Stock Option Plan and the 1994 Stock Option Plan of the Holding Company.

     "Publicly Traded" shall have the meaning specified in section 12.

     "Put Closing Date", "Put Event", "Put Notice", "Put Price" and "Put Securities" shall have the respective meanings specified in section 12.

     "Redeemable" shall mean, with respect to any shares of any Person, each share of such Person that is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into Funded Debt or Current Debt of such Person, (i) at a fixed or determinable date, whether by operation of any sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person or (b) convertible into other Redeemable shares.

     "Refinancing Agreement" shall have the meaning specified in section 10.

     "Registrable Shares" shall mean the Underlying Securities, except that, as to any particular Registrable Shares, such securities, once issued, will cease to be Registrable Shares when (a) a registration statement covering such securities has been declared effective and such securities have been disposed of pursuant to an effective registration statement or (b) such securities are sold to the public in accordance with Rule 144 (or any similar provision then in force) under the Securities Act. A Person shall be deemed to be a "holder of Registrable Shares" for the purposes of section 11 if such Person is the holder of any Warrants and/or any Underlying Securities.

     "Registration Expenses" shall mean all fees, expenses and disbursements related to any registration, qualification or compliance pursuant to section 11, including, without limitation, all registration, filing, rating and listing fees, blue sky fees and expenses, printing expenses, reasonable fees and disbursements of counsel (including, without limitation, the fees, expenses and disbursements of counsel for the holder or holders of the Registrable Shares), and expenses of any special audits incident to or required by any registration, qualification or compliance, except that Registration Expenses shall not include any underwriters' discounts or commissions attributable to any Registrable Shares registered and sold pursuant to any such registration.

     "Rental Obligations" of any Person shall mean, for any period, all rents and other amounts (including as such, all payments which such Person is obligated to make to the lessor on termination of any lease and/or on surrender of the leased property other than payments for which such Person is contingently liable on account of early termination or breach of such lease) paid, payable or guaranteed during such period by such Person, as lessee or sublessee under any lease, including, without limitation, any amount required to be paid by such Person (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, utilities and similar charges, determined in accordance with GAAP. Whenever it is necessary to determine the amount of Rental Obligations for any period, to the extent that such Rental Obligations are not definitely determinable by the terms of the lease, the Rental Obligations not so definitely determinable shall be estimated in good faith and in such reasonable manner as the Chief Financial Officer of the Holding Company may determine (as evidenced by a certificate of the Chief Financial Officer promptly delivered to the holder or holders of the Notes).

     "Required Holders" as applied to describe the requisite holder or holders of any class of the Securities, shall mean, at any date, the holder or holders of 75% or more in interest of such class of Securities at the time outstanding (excluding all Securities at the time owned by either Company or any Affiliate of either Company).

     "Restricted Payment" as applied to any Person shall mean:

          (a) any dividend or other distribution, direct or indirect, on account of any Shares of such Person now or hereafter outstanding (including, without limitation, Preferred Shares) or any securities convertible into or exercisable or exchangeable for such Shares or any rights, options or warrants to acquire any such Shares, except (i) any such dividend or distribution payable to the Holding Company, the Operating Company and/or any Wholly-Owned Subsidiary Guarantor and (ii) a pro rata distribution payable to all of the stockholders of the Holding Company solely in shares of Common Stock of the Holding Company and as a result of which there is no change in the relative ownership interest of any stockholder in the Holding Company or any of such stockholder's rights; and

          (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any Shares of such Person now or hereafter outstanding (including, without limitation, Preferred Shares) or any securities convertible into or exercisable or exchangeable for such Shares or any rights, options or warrants to acquire any such Shares;

provided that, notwithstanding the foregoing, the term "Restricted Payment" shall not include any dividend or other distribution paid on, or any redemption, retirement, purchase or other acquisition of, or other payment in respect of, any of the Securities.

     "Scanning" shall have the meaning specified in section 4.3.

     "Scanning Shares" shall have the meaning specified in section 4.3.

     "Securities" shall mean the Notes, the Warrants and, unless the context clearly requires otherwise, the Underlying Securities, each of which is a "Security".

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Seller Notes" shall have the meaning specified in section 4.3.

     "Sellers" shall have the meaning specified in section 4.3.

     "Senior Debt" of any Person shall mean at any date, all Indebtedness of such Person outstanding on such date under the Bank Credit Documents or any Refinancing Agreement and any Hedge Agreements.

     "Shares" of any Person shall include any and all shares of capital stock, partnership interests, membership interests, or other shares, interests, participations or other equivalents (however designated and of any class) in the capital of, or other ownership interests in, such Person, and, as applied to the Holding Company, includes Common Stock.

     "Solvent" as applied to any Person at any date shall mean that on and as of such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities on and as of any date shall be computed as the amount that, in the light of all the facts and circumstances existing on and as of such date, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Source" shall have the meaning specified in section 26.

     "Special Prepayment Premium" shall mean the premium payable concurrently with each prepayment of Notes pursuant to section 9.3 (such premium being a percentage of the principal amount so prepaid) applicable in accordance with the following table depending upon the 12-month period in which such prepayment occurs:

                    12-Month Period
                    Ending June 30,                       Premium

                        1997 ...........................    5%
                        1998 ...........................    5%
                        1999 ...........................    5%
                        2000 ...........................    4%
                        2001 ...........................    3%
                        2002 ...........................    2%
                        2003 ...........................    1%
                        2004 and thereafter ............    0%

     "Spectra-Physics" shall have the meaning specified in section 4.3.

     "Spectra SA" shall have the meaning specified in section 4.3.

     "Stock/Asset Purchase" shall have the meaning specified in section 4.3.

     "Subordinated Indebtedness" shall have the meaning specified in section 10.

     "Subsidiary" of any Person at any date shall mean (a) any other Person a majority (by number of votes) of the Voting Stock of which is owned by such first-mentioned Person and/or by one or more other Subsidiaries of such first-mentioned Person and (b) any other Person with respect to which such first-mentioned Person and/or any one or more other Subsidiaries of such first-mentioned Person (i) is entitled to more than 50% of such Person's profits or losses or more than 50% of such Person's assets on liquidation or (ii) holds an equity interest in such Person of more than 50%. As used herein, unless the context clearly required otherwise, the term "Subsidiary" refers to a Subsidiary of the Holding Company.

     "Superior Indebtedness" shall have the meaning specified in section 10.

     "Total Assets" of any Person shall mean, at any date, the net book value of the assets of such Person as would be shown on a balance sheet of such Person prepared in accordance with GAAP.

     "Total Liabilities" of any Person shall mean, at any date, the total amount of the liabilities of such Person as would be shown on a balance sheet of such Person prepared in accordance with GAAP.

     "Treasury Rate" at any time with respect to any Notes being prepaid or paid (whether on account of acceleration or otherwise), as the case may be, shall mean and shall be determined by reference to the applicable display on Bloomberg Financial Markets Service as of 10:00 A.M., Boston time, on the second Business Day prior to the date fixed for such prepayment or payment (or, if such display is no longer available, any publicly available source of similar market data), and shall be the yield on actively traded United States Treasury securities adjusted to a maturity equal to the then remaining Weighted Average Life to Maturity of the Notes then being prepaid or paid (whether on account of acceleration or otherwise) (the "Remaining Life"). If the Remaining Life is not equal to the maturity of a United States Treasury security for which a yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of the two closest United States Treasury securities for which such yields are given, except that if the Remaining Life is less than one year, the average yield on actively traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Treasury Rate shall be computed to the fifth decimal place (one-thousandth of a percentage point) and then rounded to the fourth decimal place (one-hundredth of a percentage point).

     "TxCom" shall have the meaning specified in section 4.3.

     "TxCom Shares" shall have the meaning specified in section 4.3.

     "Underlying Securities" shall mean any Shares (or Other Securities (as defined in the Warrants)) issued or issuable, as applicable upon exercise of any Warrants, each of which is an "Underlying Security".

     "Voting Stock", when used with reference to any Person, shall mean Shares (however designated) of such Person having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such Person, other than Shares having such power only by reason of the happening of a contingency.

     "Warrants" shall have the meaning specified in section 1.

     "Weighted Average Life to Maturity" of any Indebtedness or obligation shall mean, at any date, the number of years obtained by dividing the then Remaining Dollar-years of such Indebtedness or obligation by the then outstanding principal amount of such Indebtedness or obligation. For purposes of this definition, the "Remaining Dollar-years" of any Indebtedness or obligation shall mean, at any date, the total of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

     "Wholly-Owned Subsidiary" shall mean any Subsidiary all of the outstanding Shares of which, other than directors' qualifying Shares, shall at the time be owned by the Holding Company and/or by one or more other Wholly-Owned Subsidiaries and the accounts of which are consolidated with those of the Holding Company in accordance with GAAP.

     "Wholly-Owned Subsidiary Guarantor" shall mean any Wholly-Owned Subsidiary which has delivered to each holder of any Notes a valid, binding and enforceable Note Guarantee.

     "Withdrawal Liability" shall have the meaning given such term under Part 1 of Subtitle E of Title IV of ERISA.

     15.2. Other Definitions. The terms defined in this section 15.2, whenever used in this Agreement, shall, unless the context otherwise requires, have the respective meanings hereinafter specified.

     "this Agreement" (and similar references to any of the other Operative Documents) shall mean, and the words "herein" (and "therein"), "hereof" (and "thereof"), "hereunder" (and "thereunder") and words of similar import shall refer to, such instruments as they may from time to time be amended, modified or supplemented.

     a "class" of Securities shall refer to the Notes, the Warrants and/or the Underlying Securities, as the case may be, each of which is a separate class.

     "corporation" shall include an association, joint stock company, business trust or other similar organization.

     "premium" when used in conjunction with references to principal of and interest on the Notes, shall mean any amount due upon any payment or prepayment of any of the Notes, other than principal and interest and shall include the Make Whole Amount and the Special Prepayment Premium.

     "qualification" or "compliance" as used in section 11 refer to the qualification or compliance of all Registrable Shares included in any registration pursuant to section 11 under all applicable blue sky or other state securities laws.

     "register", "registered" and "registration" as used in section 11 refer to a registration effected by filing a registration statement in compliance with the Securities Act to permit the sale and disposition of the Registrable Shares and any amendment filed or required to be filed to permit any such disposition.

     15.3. Accounting Terms and Principles; Laws.

          (a) All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all financial statements shall be prepared in accordance with GAAP.

          (b) All references herein to laws, statutes, rules and regulations shall, unless the context clearly requires otherwise, be deemed to refer to any law, statute, rule, regulation and any other governmental restriction, standard and/or requirement promulgated, issued and/or enforced by any domestic or foreign federal, state or local government, governmental agency, authority, court, instrumentality or regulatory body, including, without limitation, those of the United States of America or any state thereof or the District of Columbia.

16.   Remedies.

     16.1. Events of Default Defined; Acceleration of Maturity. If any one or more of the following events ("Events of Default") shall occur (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

          (a) if default shall be made in the due and punctual payment of all or any part of the principal of, or premium (if any) on, any Note when and as the same shall become due and payable, whether at the stated maturity thereof, by notice of or demand for prepayment, or otherwise;

          (b) if default shall be made in the due and punctual payment of any interest on any Note when and as such interest shall become due and payable and such default shall have continued for a period of five Business Days;

          (c) if default shall be made in the performance or observance of any covenant, agreement or condition contained in sections 7(g), 8, 9.7, 12, 13, 14.2(b) or 14.5 to 14.19, inclusive;

          (d) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Agreement or any of the other Operative Documents and such default shall have continued for a period of 30 days after the earlier to occur of (i) either Company's obtaining actual knowledge of such default or (ii) either Company's receipt of written notice of such default;

          (e) if the Holding Company or any Material Subsidiary of the Holding Company shall make a general assignment for the benefit of creditors, or shall not pay its debts as they become due, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver, liquidator or fiscal agent for it or for all or any substantial part of its properties, or shall (or its directors or stockholders shall) take any action looking to its dissolution or liquidation;

          (f) if, within 30 days after the commencement of an action against the Holding Company or any Material Subsidiary of the Holding Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Holding Company or such Material Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 30 days after the appointment without the consent or acquiescence of the Holding Company or such Material Subsidiary of any trustee, custodian, receiver, liquidator or fiscal agent for the Holding Company or any Material Subsidiary of the Holding Company or for all or any substantial part of their respective properties, such appointment shall not have been vacated;

          (g) if, under the provisions of any law for the relief or aid of debtors, any court or governmental agency of competent jurisdiction shall assume custody or control of the Holding Company or of any Material Subsidiary of the Holding Company or of all or any substantial part of their respective properties and such custody or control shall not be terminated or stayed within 30 days from the date of assumption of such custody or control;

          (h) if (i) the Holding Company or any Subsidiary of the Holding Company shall fail to (A) make any payment due on any Indebtedness (other than the Notes and other than the Indebtedness under the Bank Credit Documents (or any Refinancing Agreement)) or other obligation (including any in respect of any lease or any Shares upon the exercise by any Person of any put or call option or other similar right of redemption or repurchase with regard to such Shares in accordance with the terms of such option or right), if the aggregate outstanding amount thereof (and of any other Indebtedness or other obligation as to which the Holding Company or any Subsidiary is in default) exceeds $2,000,000 or (B) perform, observe or discharge any covenant, condition or obligation in any agreement, document or instrument evidencing, securing or relating to such Indebtedness or other obligation, if the effect of any such failure of the character described in this clause (i) is to cause, or permit any other Person to cause, any payment in respect thereof in an aggregate amount of $2,000,000 or more to become due and payable, or (ii) any such Indebtedness or other obligation or any Indebtedness or other obligation under the Bank Credit Documents (or any Refinancing Agreement) in aggregate amount of $2,000,000 or more shall be accelerated or shall become due and payable by its terms and shall not be paid or extended;

          (i) if a final judgment for the payment of money which, together with all other outstanding final judgments for the payment of money against the Holding Company and/or any of its Subsidiaries, exceeds an aggregate of $2,000,000 shall be rendered by a court of record against the Holding Company or any Subsidiary, and the Holding Company or such Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 30 days from the date of entry thereof and within such period of 30 days, or such longer period during which execution of such judgment shall have been stayed, move to vacate such judgment or appeal therefrom and cause the execution thereof to be stayed pending determination of such motion or during such appeal;

          (j) if any representation or warranty made by or on behalf of the Holding Company or any Subsidiary of the Holding Company in this Agreement or in any of the other Operative Documents or in any agreement, document or instrument delivered under or pursuant to any provision hereof or thereof shall prove to have been materially false or incorrect on the date as of which made;

          (k) if, at any time, this Agreement or any of the other Operative Documents shall for any reason (other than the scheduled termination thereof in accordance with its terms) expire, fail to be in full force and effect or be disaffirmed, repudiated, cancelled, terminated or declared to be unenforceable, null and void;

          (l) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified either Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $250,000, (iv) either Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) either Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or
     (vi) either Company or any Subsidiary of either Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of either Company or any Subsidiary of either Company thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, has resulted in, or could reasonably be expected to result in a Material Adverse Change; or

          (m) if (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act), directly or indirectly, of Voting Stock of the Holding Company (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Holding Company; (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Holding Company shall cease for any reason to constitute a majority of the board of directors of the Holding Company; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Holding Company;

then, in the case of an Event of Default of the character described in subdivisions (a), (b), (c), (d), (h), (i), (j), (k), (l) or (m) of this section
16.1 and at the option of the holder or holders of 25% or more in aggregate principal amount of the Notes at the time outstanding (excluding any Notes at the time owned by either Company or any Affiliate of either Company), exercised by written notice to the Operating Company, the principal of all Notes shall forthwith become due and payable, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Operating Company shall forthwith upon any such acceleration pay to the holder or holders of all the Notes then outstanding
(i) the entire principal of and interest accrued on the Notes, and (ii) in addition, to the extent permitted by applicable law, an amount equal to the Make Whole Amount as liquidated damages and not as a penalty; provided that, in the case of an Event of Default of the character described in subdivisions (a) or
(b) of this section 16.1 and irrespective of whether all of the Notes have been declared due and payable by the holder or holders of 25% or more in aggregate principal amount of the Notes at the time outstanding, any holder of Notes who or which has not consented to any waiver with respect to such Event of Default may, at the option of such holder, by written notice to the Operating Company, declare all Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Operating Company shall forthwith upon any such acceleration pay to such holder (i) the entire principal of and interest accrued on such Notes, and (ii) in addition, to the extent permitted by applicable law, an amount equal to the Make Whole Amount as liquidated damages and not as a penalty; provided, further, that, in the case of an Event of Default of the character described in subdivisions (e), (f) or (g) of this section 16.1, the principal of all Notes shall forthwith become due and payable, together with interest accrued thereon (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Operating Company shall forthwith upon any such acceleration pay to the holder or holders of all the Notes then outstanding (i) the entire principal of and interest accrued on the Notes, and (ii) in addition, to the extent permitted by applicable law, an amount equal to the Make Whole Amount as liquidated damages and not as a penalty.

     Notwithstanding the foregoing provisions, at any time after the occurrence of any Event of Default and of notice thereof, if any, by any holder or holders of Notes and before any judgment, decree or order for payment of the money due has been obtained by or on behalf of any holder or holders of the Notes, the Required Holders of the Notes by written notice to the Operating Company, may rescind and annul such Event of Default and/or notice of such Event of Default and the consequences thereof with respect to all of the Notes (including any Notes which were accelerated pursuant to the first proviso in the preceding paragraph by any holder or holders on account of an Event of Default of the character described in subdivision (a) or (b) of this section 16.1) if:

     (1) the Operating Company has paid a sum sufficient to pay

          (A) all overdue installments of interest on all Notes at the rate specified in the Notes;

          (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such Event of Default or notice thereof and interest thereon at the rate specified in such Notes; and

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate specified in such Notes; and

     (2) all Defaults and Events of Default, other than the non-payment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in section 19.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     16.2. Suits for Enforcement, etc. Subject to the provisions of section 10, in case any one or more of the Events of Default specified in section 16.1 shall have occurred, and irrespective of whether any Notes have become or have been declared immediately due and payable under section 16.1, the holder of any Note may proceed to protect and enforce its rights either by suit in equity or by action at law, or both. The Companies stipulate that the remedies at law of the holder or holders of the Securities in the event of any default or threatened default by either Company in the performance of or compliance with any covenant or agreement in this Agreement or any of the other Operative Documents are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance thereof, whether by an injunction against a violation thereof or otherwise. Without limiting the generality of the foregoing (and without derogating from any provision contained in this Agreement or any of the other Operative Documents), upon the occurrence and during the continuance of an Event of Default, the Required Holders of each class of Securities shall have the right to apply for and have a receiver appointed for each of the Companies and their respective Subsidiaries, or any one or more of them, by a court of competent jurisdiction in any action taken by any such holders to enforce their respective rights and remedies hereunder and under the other Operative Documents in order to manage, protect and preserve the assets of the Companies and their respective Subsidiaries and continue the operation of the business of the Companies and their respective Subsidiaries, or to sell or dispose of the assets of the Companies and their respective Subsidiaries, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and the Companies hereby consent to such appointment without regard to the existence of any misfeasance or malfeasance or the presence of any defenses that would otherwise be available to such application.

     16.3. Remedies Cumulative. No remedy conferred in this Agreement or in any of the other Operative Documents upon the holder of any Security is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     16.4. Remedies Not Waived. No course of dealing between either Company and any of their respective Subsidiaries, on the one hand, and any holder of any Security, on the other hand, and no delay by any such holder in exercising any rights hereunder or under any of the other Operative Documents shall operate as a waiver of any rights of any such holder.

     16.5. Application of Payments. In case any one or more of the Events of Default specified in section 16.1 shall have occurred, all amounts to be applied to the prepayment or payment of any Notes, shall be applied, after the payment of all related costs and expenses incurred by the holders of the Notes (including, without limitation, reasonable compensation to any and all trustees, liquidators, receivers or similar officials and reasonable fees, expenses and disbursements of counsel) in such order of priority as is determined by the Required Holders of the Notes.

17. Registration, Transfer and Exchange of Securities. Securities issued hereunder shall be issued in registered form. The Companies shall keep at their principal executive office (which is now located at the address set forth at the beginning of this Agreement), registers in which they shall provide for the registration and transfer of the Securities. The name and address of each holder of the Securities shall be registered in such registers. The Companies shall give to any institutional holder of any Security promptly (but in any event within 10 days) following request therefor, a complete and correct copy of the names and addresses of all registered holders of the Securities and the amount and kind of Securities held by each. Whenever any Security or Securities shall be surrendered for transfer or exchange, the applicable Company at its expense will execute and deliver in exchange therefor a new Security or Securities (in such denominations and registered in such name or names as may be requested by the holder of the surrendered Security or Securities), in the same aggregate unpaid principal amount (in the case of the Notes) or exercisable for the same aggregate number of Shares (in the case of any Warrants) or in the same aggregate number of Shares (in the case of any Underlying Security), as applicable, as that of the Security or Securities so surrendered. The Companies may treat the Person in whose name any Security is registered as the owner of such Security for all purposes.

18. Replacement of Securities. Upon receipt by the Companies of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any Note or Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnity, and (in the case of mutilation) upon surrender of such Note or Warrant, the applicable Company at its expense will execute and deliver in lieu of such Note or Warrant a new Note or Warrant of like tenor and, in the case of any new Note, dated so as not to result in any loss of interest. Your unsecured agreement to indemnify and/or affidavit and that of any other institutional holder shall constitute satisfactory indemnity and/or satisfactory evidence of loss, theft or destruction for the purpose of this section 18.

19.   Amendment and Waiver.

          (a) Any term of this Agreement and, unless explicitly provided otherwise therein, of any of the other Operative Documents may, with the consent of the Companies, be amended, or compliance therewith may be waived, in writing only, by the Required Holders of each class of Securities entitled to the benefits of such term, provided that (i) without the consent of the holders of all of the Notes at the time outstanding, no such amendment or waiver shall (A) change the amount of the principal of or any rate of interest on or the amount of any premium payable with respect to any of the Notes or change the payment terms of any of the Notes, or, except as provided in the Notes, subordinate the obligation of the Obligors to pay any amount due on the Notes to any other obligation, or (B) change the percentage of holders of Notes required to approve any such amendment, effectuate any such waiver or accelerate payment of the Notes; (ii) without the consent of the holders of all of the Warrants and Underlying Securities at the time outstanding, no such amendment or waiver shall (A) modify any of the provisions of section 11 or section 12, or (B) change the percentage of holders of the Warrants and Underlying Securities required to approve any such amendment or effect any such waiver; and (iii) no such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon. Executed or true and correct copies of any amendment, waiver or consent effected pursuant to this section 19 shall be delivered by the Companies to each holder of Securities forthwith (but in any event not later than five Business Days) following the effective date thereof.

          (b) The Companies will not, directly or indirectly, request or negotiate for, or offer or pay any remuneration or grant any security as an inducement for, any proposed amendment or waiver of any of the provisions of this Agreement or any of the other Operative Documents unless each holder of the Securities (irrespective of the kind and amount of Securities then owned by it) shall be informed thereof by the Companies and, if such holder is entitled to the benefit of any such provision proposed to be amended or waived, shall be afforded the opportunity of considering the same, shall be supplied by the Companies with sufficient information to enable it to make an informed decision with respect thereto and shall be offered and paid such remuneration and granted such security on the same terms.

          (c) In determining whether the requisite holders of Securities have given any authorization, consent or waiver under this section 19, any Securities owned by either Company or any of their respective Affiliates shall be disregarded and deemed not to be outstanding.

20. Method of Payment of Securities. Irrespective of any provision hereof or of the other Operative Documents to the contrary, so long as you or any other institutional holder shall hold any Security, the Companies will make all payments on such Security to you or such other institutional holder by the method and at the address for such purpose specified in Schedule I attached hereto or by such other method or at such other address as you or such institutional holder may designate in writing (given as provided in section 23), without requiring any presentation or surrender of such Security, except that if any Security shall be paid, prepaid and/or repurchased in full, such Security shall be surrendered to the applicable Company promptly following such payment, prepayment or repurchase and cancelled.


21. Expenses; Indemnity. Whether or not the transactions contemplated by any of the Operative Documents shall be consummated, the Companies, jointly and severally, will pay or cause to be paid (or reimbursed, as the case may be) and will defend, indemnify and hold you (and each other holder of any of the Securities) and each of your (and such other holder's) directors, officers, employees, agents, advisors and Affiliates (each, an "Indemnitee") harmless (on an after tax basis) in respect of all costs, losses, expenses (including, without limitation, the reasonable fees, costs, expenses and disbursements of counsel) and damages (collectively, "Indemnified Costs") incurred by or asserted against any Indemnitee in connection with the negotiation, execution, delivery, performance and/or enforcement of this Agreement or any of the other Operative Documents (including, without limitation, so-called work- outs and/or restructurings and all amendments, waivers and consents hereunder and thereunder, whether or not effected) and/or the consummation of the transactions contemplated hereby and thereby or which may otherwise be related in any way to this Agreement or any other Operative Documents or such transactions or such
Indemnitee's relationship to either Company or any of their respective Affiliates or any of their respective properties and assets, including, without limitation, any and all Indemnified Costs related in any way to the requirements of any Environmental Laws (as the same may be amended, modified or supplemented from time to time) or to any environmental investigation, assessment, site monitoring, containment, clean up, remediation, removal, restoration, reporting and sampling, whether or not consented to, or requested or approved by, any Indemnitee, and whether or not such Indemnified Cost is attributable to an event or condition originating from any properties or assets of either Company or any of their respective Subsidiaries or any other properties previously or hereafter owned, leased, occupied or operated by either Company or any of their respective

Subsidiaries.  Notwithstanding  the  foregoing,  the  Companies  shall  have any obligation to an Indemnitee under this section 21 with respect to any Indemnified Cost which is finally determined by a court of competent jurisdiction to have arisen solely and directly as a result of the willful misconduct or bad faith of such Indemnitee.

22. Taxes. The Companies jointly and severally will pay all taxes and fees (including interest and penalties), including, without limitation, all issuance and documentary stamp and similar taxes, which may be payable in respect of the execution and delivery of this Agreement and each of the other Operative Documents.

23. Communications. All communications provided for herein and, unless explicitly provided otherwise therein, in any of the other Operative Documents shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such communication by a recognized overnight delivery service (charges prepaid), (b) by a recognized overnight delivery service (charges prepaid), or (c) by messenger. Any such communication must be sent (i) if to either Company (or any Subsidiary of either Company), to such Company (or such Subsidiary) at:

                  PSC Inc.
                  675 Basket Road
                  Webster, New York   14580
                  Attention: William J. Woodard
                  Telecopy No.:  (716) 265-6409

                  with a copy (which shall not constitute notice) to:

                  Boylan, Brown, Code, Fowler, Vigdor & Wilson, LLP 2400 Chase Square
                  Rochester, New York  14604
                  Attention:  Martin S. Weingarten, Esq.
                  Telecopy No.:  (716) 232-3528

or at such other address (or telecopy number) as may be furnished in writing by the Companies to each holder of any Security and (ii) if to you, at your address for such purpose set forth in Schedule I attached hereto, with a copy (which shall not constitute notice) to:

                  Choate, Hall & Stewart
                  Exchange Place
                  53 State Street
                  Boston, Massachusetts  02109
                  Attention:  Frank B. Porter, Jr., Esq.
                  Telecopy No.:  (617) 248-4000
and if to any other holder of any Security, at the address of such holder as it appears on the applicable register maintained pursuant to section 17, or at such other address as may be furnished in writing by you or by any other holder to the Companies. Communications under this section 23 shall be deemed given only when actually received.

24. Survival of Agreements, Representations and Warranties, etc. All agreements, representations and warranties contained herein and in the other Operative Documents shall be deemed to have been relied upon by you and shall survive the execution and delivery of this Agreement and each of the other Operative Documents, the issue, sale and delivery of the Securities and payment therefor and any disposition of the Securities by you, whether or not any investigation at any time is made by you or on your behalf. All indemnification provisions, including, without limitation, those contained in sections 11.5, 21 and 22, shall survive the date upon which none of the Securities shall be outstanding and the termination of this Agreement and each of the other Operative Documents.

25. Successors and Assigns; Rights of Other Holders. This Agreement and, unless explicitly provided otherwise therein, each of the other Operative Documents shall bind and inure to the benefit of and be enforceable by the Companies and you, successors to each Company and your successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any Securities who, upon acceptance thereof, shall, without further action, be entitled to enforce the applicable provisions and enjoy the applicable benefits hereof and thereof. The Companies may not assign any of their respective rights or obligations hereunder or under any of the other Operative Documents without the written consent of the Required Holders of each class of Securities then outstanding.

26.   Purchase for Investment; ERISA.

          (a) You represent and warrant (i) that you have been furnished with all information that you have requested for the purpose of evaluating your proposed acquisition of the Securities to be issued to you pursuant hereto and (ii) that you will acquire such Securities for your own account for investment and not for distribution in any manner that would violate applicable securities laws, but without prejudice to your rights to dispose of such Securities or a portion thereof to a transferee or transferees, in accordance with such laws if at some future time you deem it advisable to do so. The acquisition of such Securities by you at the Closing shall constitute your confirmation of the foregoing representations and warranties. You understand that such Securities are being sold to you in a transaction which is exempt from the registration requirements of the Securities Act, and that, in making the representations and warranties contained in section 5.16, the Companies are relying, to the extent applicable, upon your representations and warranties contained herein.

          (b) You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Securities to be purchased by you hereunder:

               (i) the Source is an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Exemption ("PTE") 95- 60 (issued July 12, 1995) and, except as you have disclosed to the Companies in writing pursuant to this section (i), the amount of reserves and liabilities for the general account contract(s) held by or on behalf of any employee benefit plan or group of plans maintained by the same employer or employee organization do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurer; or

               (ii) the Source is a separate account of an insurance company maintained by you in which an employee benefit plan (or its related trust) has an interest, which separate account is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

               (iii) the Source is either (A) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (B) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Companies in writing pursuant to this section (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

               (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in either Company and (A) the identity of such QPAM and
          (B) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Companies in writing pursuant to this section (iv); or

               (v) the Source is a governmental plan; or

               (vi) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Companies in writing pursuant to this section (vi); or

               (vii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     As used in this section 26(b), the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA, and the term "QPAM Exemption" means PTE 84-14 (issued March 13, 1984).

27. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and, unless explicitly provided otherwise therein, each of the other Operative Documents, including the validity hereof and thereof and the rights and obligations of the parties hereunder and thereunder, and all amendments and supplements hereof and thereof and all waivers and consents hereunder and thereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each Company, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the State of New York and in The Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the State of New York and of The Commonwealth of Massachusetts and of the United States District Courts for the Southern District of New York and for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or thereunder or with respect to the transactions contemplated hereby or thereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth in section 23 or as otherwise provided under the laws of the State of New York or The Commonwealth of Massachusetts, as the case may be. Notwithstanding the foregoing, each Company agrees that nothing contained in this section 27 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than the State of New York or The Commonwealth of Massachusetts. EACH COMPANY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH COMPANY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

28. Rule 144A. Each Company will take, or will cause to be taken, such action as any holder of Securities may reasonably request from time to time to facilitate any sale or disposition by any such holder of any Securities without registration under the Securities Act and/or any applicable securities laws within the limitation of the exemptions provided by any rule or regulation thereunder, including, without limitation, Rule 144A under the Securities Act.

29. Miscellaneous. The headings in this Agreement and in each of the other Operative Documents are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof. This Agreement (together with the other Operative Documents) embodies the entire agreement and understanding among you and the Companies and supersedes all prior agreements and understandings relating to the subject matter hereof. Each covenant contained herein and in each of the other Operative Documents shall be construed (absent an express provision to the contrary) as being independent of each other covenant contained herein and therein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. If any provision in this Agreement or in any of the other Operative Documents refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable, whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision. In case any provision in this Agreement or any of the other Operative Documents shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement and, unless explicitly provided otherwise therein, each of the other Operative Documents, may be executed in any number of counterparts and by the parties hereto or thereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.


               [The remainder of this page is intentionally left blank.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement under seal among you and the Companies. Please then return one of such counterparts to the Companies.

                                         Very truly yours,

                                         PSC INC.



                                         By:  _____________________________
                                                                  (Title)

                                         SPECTRASCAN, INC.



                                         By:  _____________________________
                                                                  (Title)

The foregoing Agreement is hereby
agreed to as of the date thereof.

[THE FOLLOWING ARE THE SIGNATURE
BLOCKS FOR EACH OF THE PURCHASERS
WHICH WILL APPEAR IN THE APPLICABLE
SECURITIES PURCHASE AGREEMENT
BETWEEN THE COMPANIES AND EACH
SUCH PURCHASER.]

JOHN HANCOCK MUTUAL LIFE
   INSURANCE COMPANY



By: ______________________________
                                            (Title)


JOHN HANCOCK VARIABLE LIFE
   INSURANCE COMPANY



By: ______________________________
                                            (Title)

THE LINCOLN NATIONAL LIFE
   INSURANCE COMPANY



By: ______________________________
                                            (Title)


LINCOLN NATIONAL INCOME FUND, INC.



By: ______________________________
                                            (Title)


SECURITY-CONNECTICUT LIFE
   INSURANCE COMPANY

By:  Lincoln Investment Management, Inc.
     Its Attorney-In-Fact



     By: __________________________
                                            (Title)


SECURITY-CONNECTICUT CORPORATION

By:  Lincoln Investment Management, Inc.
     Its Attorney-In-Fact



     By: __________________________
                                            (Title)

THE EQUITABLE LIFE ASSURANCE
   SOCIETY OF THE UNITED STATES



By: ______________________________
                                            (Title)